Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	HISTORICAL

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Summary	6

Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17

Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings

Income Statement and Balance Sheet Summary	25

Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios
90+ Days	34
30-89 Days	35
Allowance for Credit Losses
Total Citigroup	36
Consumer and Corporate	37
Components of Provision for Loan Losses
Citicorp	38
Citi Holdings / Total Citigroup	39
Non-Accrual Assets
Total Citigroup	40
Citicorp	41
Citi Holdings	42

Reconciliation of Non-GAAP Financial Measures	43 - 46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Total Revenues, Net of Interest Expense	$24,646	$25,448	$21,189	$6,017	$12,157	$17,538	$16,258	$5,646	$24,521		$29,969	$20,390		$5,405	$77,300	$51,599	$80,285
Total Operating Expenses	15,121	14,197	13,747	15,672	15,377	15,214	14,007	24,642	11,685		11,999	11,824		12,314	58,737	69,240	47,822
Provision for Credit Losses and for Benefits and Claims	2,810	2,579	4,867	7,661	5,852	7,100	9,067	12,695	10,307		12,676	9,095		8,184	17,917	34,714	40,262
Income (Loss) from Continuing Operations before Income Taxes	6,715	8,672	2,575	(17,316)	(9,072)	(4,776)	(6,816)	(31,691)	2,529		5,294	(529)		(15,093)	646	(52,355)	(7,799)
Income Taxes	1,797	2,572	478	(7,393)	(3,886)	(2,447)	(3,295)	(10,698)	835		907	(1,122)		(7,353)	(2,546)	(20,326)	(6,733)
Income (Loss) from Continuing Operations	$4,918	$6,100	$2,097	$(9,923)	$(5,186)	$(2,329)	$(3,521)	$(20,993)	$1,694		$4,387	$593		$(7,740)	$3,192	$(32,029)	$(1,066)
Income (Loss) from Discontinued Operations, net of Taxes	141	225	117	225	59	(94)	613	3,424	(117)		(142)	(418)		232	708	4,002	(445)
Net Income (Loss) before Attribution of Noncontrolling Interests	5,059	6,325	2,214	(9,698)	(5,127)	(2,423)	(2,908)	(17,569)	1,577		4,245	175		(7,508)	3,900	(28,027)	(1,511)
Net Income (Loss) Attributable to Noncontrolling Interests	47	99	2	135	(16)	72	(93)	(306)	(16)		(34)	74		71	283	(343)	95
Citigroup’s Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593		$4,279	$101		$(7,579)	$3,617	$(27,684)	$(1,606)

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations (1)	$0.96	$1.18	$0.41	$(2.05)	$(1.05)	$(0.53)	$(0.73)	$(4.04)	$(0.16)		$0.51	$(0.23)		$(0.34)	$0.53	$(6.39)	$(0.76)
Citigroup’s Net Income (Loss) (1)	$0.99	$1.23	$0.43	$(2.00)	$(1.03)	$(0.55)	$(0.61)	$(3.40)	$(0.18)		$0.49	$(0.27)		$(0.33)	$0.67	$(5.63)	$(0.80)
Shares (in millions):
Average Basic	4,877.0	4,898.3	4,916.1	4,931.9	5,085.6	5,287.4	5,341.8	5,346.9	5,385.0		5,399.5	12,104.3		23,384.4	4,905.8	5,265.4	11,568.3
Average Diluted	4,967.9	4,992.9	5,010.9	5,009.3	5,575.7	5,776.8	5,831.1	5,892.2	5,953.3		5,967.8	12,216.0		24,260.0	4,924.0	5,768.9	12,099.0
Common Shares Outstanding, at period end	4,946.4	4,974.6	4,981.1	4,994.6	5,249.8	5,445.4	5,449.5	5,450.1	5,512.8		5,507.7	22,863.9		28,483.3

Preferred Dividends - Basic (in millions)	$16	$14	$6	$—	$83	$361	$389	$899	$1,274		$1,549	$288		$—	$36	$1,732	$3,111
Preferred Dividends - Diluted (in millions)	$16	$14	$6	$—	$17	$91	$119	$628	$1,004		$1,279	$288		$—	$36	$855	$2,571

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations (1)	$4,855	$5,987	$2,089	$(10,058)	$(5,253)	$(2,762)	$(3,817)	$(21,586)	$(849	)(2)	$2,872	$(2,824	)(2)	$(7,998)	$2,873	$(33,418)	$(8,799)
Citigroup’s Net Income (Loss) (1)	$4,996	$6,212	$2,206	$(9,833)	$(5,194)	$(2,856)	$(3,204)	$(18,162)	$(966	)(2)	$2,730	$(3,242	)(2)	$(7,766)	$3,581	$(29,416)	$(9,244)

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations (1)	$4,855	$5,987	$2,089	$(10,058)	$(5,187)	$(2,492)	$(3,547)	$(21,315)	$(579	)(2)	$3,142	$(2,824	)(2)	$(7,998)	$2,873	$(32,541)	$(8,259)
Citigroup’s Net Income (Loss) (1)	$4,996	$6,212	$2,206	$(9,833)	$(5,128)	$(2,586)	$(2,934)	$(17,891)	$(696	)(2)	$3,000	$(3,242	)(2)	$(7,766)	$3,581	$(28,539)	$(8,704)

Financial Ratios:
Tier 1 Capital Ratio	8.26%	7.91%	7.32%	7.12%	7.74%	8.74%	8.19%	11.92%	11.92%		12.74%	12.76%		11.67%	7.12%	11.92%	11.67%
Total Capital Ratio	11.48%	11.23%	10.61%	10.70%	11.22%	12.29%	11.68%	15.70%	15.61%		16.62%	16.58%		15.25%	10.70%	15.70%	15.25%
Leverage Ratio	4.84%	4.37%	4.13%	4.03%	4.39%	5.04%	4.70%	6.08%	6.60%		6.92%	6.87%		6.89%	4.03%	6.08%	6.89%
Return on Common Equity	17.1%	20.1%	6.9%	(32.4)%	(18.6)%	(10.4)%	(12.2)%	(85.3)%	(5.6)%		14.8%	(12.2)%		(21.6)%	2.9%	(28.8)%	(9.4)%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,020.8	$2,220.7	$2,358.1	$2,187.5	$2,199.7	$2,100.4	$2,050.1	$1,938.5	$1,822.6		$1,848.5	$1,888.6		$1,856.6	$2,187.5	$1,938.5	$1,856.6
Trading Account Assets	460.1	538.3	581.2	539.0	578.4	505.4	457.5	377.6	335.2		325.0	340.7		342.8	539.0	377.6	342.8
Total Loans	693.3	742.9	774.0	778.0	789.8	746.8	717.0	694.2	657.3		641.7	622.2		591.5	778.0	694.2	591.5
Total Deposits	738.5	771.8	812.9	826.2	831.2	803.6	780.3	774.2	762.7		804.7	832.6		835.9	826.2	774.2	835.9
Common Equity	120.9	127.0	126.8	113.4	108.7	109.0	98.6	71.0	69.7		78.0	140.5		152.4	113.4	71.0	152.4
Citigroup’s Stockholders’ Equity	121.9	127.6	127.0	113.4	128.1	136.4	126.1	141.6	143.9		152.3	140.8		152.7	113.4	141.6	152.7
Equity and Trust Securities	131.3	137.8	138.7	137.2	152.2	160.2	149.9	165.7	168.6		176.5	175.4		172.0	137.2	165.7	172.0
Book Value Per Share	$24.45	$25.53	$25.45	$22.71	$20.70	$20.01	$18.10	$13.02	$12.64		$14.16	$6.15		$5.35	$22.71	$13.02	$5.35
Tangible Book Value Per Share (3)	$15.76	$15.43	$15.06	$11.98	$9.92	$9.69	$8.17	$5.70	$5.61		$7.26	$4.47		$4.15	$11.98	$5.70	$4.15

Direct Staff (in thousands)	343	361	371	375	369	363	352	323	309		279	276		265	375	323	265

(1)   The Company adopted FSP EITF 03-6-1 on January 1, 2009.  All prior periods have been restated to conform to the current presentation.  The Diluted EPS calculation for all periods in 2008, and the first, third and fourth quarters in 2009, utilize Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(2)   The first quarter of 2009 Income available to common shareholders includes a reduction of $1.285 billion related to the conversion price reset (triggered on January 23, 2009) pursuant to Citigroup’s prior agreement with the purchasers of the $12.5 billion convertible preferred stock issued in a private offering in January 2008, the conversion price was reset from $31.62 per share to $26.35 per share.  There was no impact to net income, total stockholders’ equity or capital ratios due to the reset. However, the reset resulted in a reclassification from Retained earnings to Additional paid-in capital of $1.285 billion and a reduction in Income available to common shareholders of $1.285 billion. Income available to common shareholders for the fourth quarter of 2008, first quarter of 2009, second quarter of 2009 and third quarter of 2009 includes a reduction of $37 million, $53 million, $54 million and $16 million, respectively, related to the preferred stock Series H quarterly discount accretion.  Income available to common shareholders for the third quarter and fourth quarter of 2009 includes a reduction of $ 3.1 billion and $187 million, respectively, related to the Public and Private Exchange Offers.

(3)   Tangible Book Value per Share is a Non-GAAP financial measure.  See page 46 for a reconciliation of this measure to its most comparable GAAP measure.

Reclassified to conform to the current presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009
Revenues
Interest revenue	$27,417	$29,865	$32,236	$31,829	$29,161	$27,337	$26,130	$23,871	$20,583	$19,671	$18,678	$17,703	$121,347	$106,499	$76,635
Interest expense	17,192	18,794	20,391	19,581	16,073	13,351	12,726	10,600	7,657	6,842	6,680	6,542	75,958	52,750	27,721
Net interest revenue	10,225	11,071	11,845	12,248	13,088	13,986	13,404	13,271	12,926	12,829	11,998	11,161	45,389	53,749	48,914

Commissions and fees	5,488	6,359	3,717	4,504	1,341	5,799	3,208	18	4,168	5,437	3,218	4,293	20,068	10,366	17,116
Principal transactions	3,166	2,498	(323)	(17,688)	(6,632)	(5,802)	(3,013)	(7,154)	3,670	433	1,660	(1,831)	(12,347)	(22,601)	3,932
Administrative and other fiduciary fees	1,941	2,203	2,318	2,398	2,201	2,197	2,081	1,743	1,606	1,472	1,085	1,032	8,860	8,222	5,195
Realized gains (losses) on investments	473	119	263	313	(119)	(139)	(605)	(1,198)	9	(160)	(285)	(474)	1,168	(2,061)	(910)
Insurance premiums	730	743	772	817	843	847	823	708	755	745	763	757	3,062	3,221	3,020
Other revenue (1)	2,623	2,455	2,597	3,425	1,435	650	360	(1,742)	1,387	9,213	1,951	(9,533)	11,100	703	3,018
Total non-interest revenues	14,421	14,377	9,344	(6,231)	(931)	3,552	2,854	(7,625)	11,595	17,140	8,392	(5,756)	31,911	(2,150)	31,371
Total revenues, net of interest expense	24,646	25,448	21,189	6,017	12,157	17,538	16,258	5,646	24,521	29,969	20,390	5,405	77,300	51,599	80,285

Provisions for Credit Losses and for Benefits and Claims

Net credit losses (NCLs)	1,942	1,942	2,453	3,589	3,638	4,310	4,920	6,143	7,282	8,355	7,969	7,135	9,926	19,011	30,741
Net build / (Release)	607	440	2,128	3,731	1,939	2,673	4,023	6,028	2,633	3,878	802	706	6,906	14,663	8,019
Provision for loan losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	12,171	9,915	12,233	8,771	7,841	16,832	33,674	38,760
Policyholder benefits and claims	261	197	236	241	275	260	274	594	332	308	324	294	935	1,403	1,258
Provision for unfunded lending commitments	—	—	50	100	—	(143)	(150)	(70)	60	135	—	49	150	(363)	244
Total provisions for credit losses and for benefits and claims	2,810	2,579	4,867	7,661	5,852	7,100	9,067	12,695	10,307	12,676	9,095	8,184	17,917	34,714	40,262

Operating Expenses
Compensation and benefits	8,434	8,491	7,217	8,563	8,562	8,692	7,544	6,298	6,235	6,359	6,136	6,257	32,705	31,096	24,987
Premises and Equipment	1,112	1,164	1,275	1,286	1,294	1,347	1,342	1,334	1,083	1,091	1,035	1,130	4,837	5,317	4,339
Technology / communication expense	1,250	1,403	1,429	1,538	1,500	1,519	1,515	1,459	1,142	1,154	1,114	1,163	5,620	5,993	4,573
Advertising and marketing expense	578	716	737	698	601	616	496	475	334	351	317	413	2,729	2,188	1,415
Restructuring-related items	1,377	63	35	53	15	(44)	8	1,571	(13)	(32)	(34)	(34)	1,528	1,550	(113)
Other operating	2,370	2,360	3,054	3,534	3,405	3,084	3,102	13,505	2,904	3,076	3,256	3,385	11,318	23,096	12,621
Total operating expenses	15,121	14,197	13,747	15,672	15,377	15,214	14,007	24,642	11,685	11,999	11,824	12,314	58,737	69,240	47,822

Income (Loss) from Continuing Operations before Income Taxes	6,715	8,672	2,575	(17,316)	(9,072)	(4,776)	(6,816)	(31,691)	2,529	5,294	(529)	(15,093)	646	(52,355)	(7,799)
Provision (benefits) for income taxes	1,797	2,572	478	(7,393)	(3,886)	(2,447)	(3,295)	(10,698)	835	907	(1,122)	(7,353)	(2,546)	(20,326)	(6,733)

Income (Loss) from Continuing Operations	4,918	6,100	2,097	(9,923)	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	593	(7,740)	3,192	(32,029)	(1,066)
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	206	362	176	308	54	337	507	(114)	(152)	(279)	(204)	(18)	1,052	784	(653)
Gain (Loss) on Sale	—	—	—	—	—	(517)	9	3,647	(12)	14	—	100	—	3,139	102
Provision (benefits) for income taxes	65	137	59	83	(5)	(86)	(97)	109	(47)	(123)	214	(150)	344	(79)	(106)
Income (Loss) from Discontinued Operations, net	141	225	117	225	59	(94)	613	3,424	(117)	(142)	(418)	232	708	4,002	(445)
Net Income (Loss) before attribution of Minority Interests	5,059	6,325	2,214	(9,698)	(5,127)	(2,423)	(2,908)	(17,569)	1,577	4,245	175	(7,508)	3,900	(28,027)	(1,511)
Net Income (Loss) attributable to noncontrolling Minority
Interests (Minority Interest)	47	99	2	135	(16)	72	(93)	(306)	(16)	(34)	74	71	283	(343)	95
Citigroup’s Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	$101	$(7,579)	$3,617	$(27,684)	$(1,606)

(1)          Other revenue for the second quarter of 2009 includes $11.1 billion ($6.7 billion after-tax) related to the sale of Smith Barney and establishment of the Joint Venture with Morgan Stanley.  Other revenue for the fourth quarter of 2009 includes $10.1 billion loss ($6.2 billion after-tax) related to the Company’s debt extinguishment in connection with the repayment of TARP and exit from the U.S. Government Loss-sharing Agreement.

(2)          Discontinued Operations includes:

a)               The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)              The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

c)               The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

Reclassified to conform to the current presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,421	$30,635	$38,226	$38,206	$30,837	$44,824	$63,026	$29,253	$31,063	$26,915	$26,482	$25,472
Deposits with banks	44,906	70,897	58,713	69,366	73,318	67,945	78,670	170,331	159,503	182,577	217,730	167,414
Fed funds sold and securities borr’d or purch under agree. to resell	303,925	348,129	383,217	274,066	239,006	220,169	225,409	184,133	179,603	179,503	197,357	222,022
Brokerage receivables	51,976	61,144	69,062	57,359	65,653	62,492	80,532	44,278	43,329	34,598	34,667	33,634
Trading account assets	460,065	538,316	581,220	538,984	578,437	505,439	457,462	377,635	335,222	325,037	340,697	342,773
Investments
Available-for-sale and non-marketable equity securities	286,566	257,879	240,827	215,007	204,154	232,527	205,730	191,561	178,046	207,135	206,074	254,592
Held-to-maturity	1	1	1	1	1	1	1	64,459	60,760	59,622	55,816	51,527
Total Investments	286,567	257,880	240,828	215,008	204,155	232,528	205,731	256,020	238,806	266,757	261,890	306,119
Loans, net of unearned income
Consumer	491,359	518,651	533,837	553,489	551,405	525,069	498,349	481,387	453,963	447,652	441,491	424,057
Corporate	201,985	224,273	240,132	224,504	238,438	221,721	218,606	212,829	203,329	194,038	180,720	167,447
Loans, net of unearned income	693,344	742,924	773,969	777,993	789,843	746,790	716,955	694,216	657,292	641,690	622,211	591,504
Allowance for loan losses	(9,510)	(10,381)	(12,728)	(16,117)	(18,257)	(20,777)	(24,005)	(29,616)	(31,703)	(35,940)	(36,416)	(36,033)
Total loans, net	683,834	732,543	761,241	761,876	771,586	726,013	692,950	664,600	625,589	605,750	585,795	555,471
Goodwill	34,229	39,080	39,798	41,053	43,471	42,386	39,662	27,132	26,410	25,578	25,423	25,392
Intangible assets (other than MSR’s)	10,498	12,903	13,694	14,307	16,229	15,608	15,118	14,159	13,612	10,098	8,957	8,714
Mortgage servicing rights (MSR’s)	8,832	10,072	9,957	8,380	7,716	8,934	8,346	5,657	5,481	6,770	6,228	6,530
Other assets	111,562	119,116	162,159	168,875	169,289	161,101	164,598	165,272	163,960	165,538	159,769	163,105
Assets related to discontinued operations held for sale	—	—	—	—	—	12,946	18,627	—	—	19,412	23,604	—
Total assets	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,848,533	$1,888,599	$1,856,646

Liabilities
Non-interest-bearing deposits in U.S. offices	$34,877	$36,489	$33,076	$36,748	$38,683	$43,754	$55,222	$55,485	$78,008	$77,180	$77,460	$71,325
Interest-bearing deposits in U.S. offices	203,259	201,732	216,913	229,309	231,381	216,798	221,895	234,491	219,910	234,250	244,856	232,093
Total U.S. Deposits	238,136	238,221	249,989	266,057	270,064	260,552	277,117	289,976	297,918	311,430	322,316	303,418
Non-interest-bearing deposits in offices outside the U.S.	36,328	39,132	43,052	43,335	45,230	46,765	46,348	37,412	36,602	40,389	40,606	44,904
Interest-bearing deposits in offices outside the U.S.	464,057	494,408	519,809	516,838	515,914	496,325	456,878	446,797	428,176	452,917	469,681	487,581
Total International Deposits	500,385	533,540	562,861	560,173	561,144	543,090	503,226	484,209	464,778	493,306	510,287	532,485

Total deposits	738,521	771,761	812,850	826,230	831,208	803,642	780,343	774,185	762,696	804,736	832,603	835,903
Fed funds purch and securities loaned or sold under agree. to repurch.	393,670	394,143	440,369	304,243	279,561	246,107	250,419	205,293	184,803	172,016	178,159	154,281
Brokerage payables	88,722	96,528	94,830	84,951	95,597	96,432	117,536	70,916	58,950	52,696	57,672	60,846
Trading account liabilities	173,902	217,992	215,623	182,082	201,986	188,609	168,421	165,800	128,671	117,512	130,540	137,512
Short-term borrowings	111,179	167,139	194,304	146,488	135,799	114,445	104,855	126,691	116,389	101,894	64,731	68,879
Long-term debt	310,768	340,077	364,526	427,112	424,959	417,928	393,097	359,593	337,252	348,046	379,557	364,019
Other liabilities (1)	79,120	99,571	102,752	97,619	98,277	91,846	91,663	91,970	87,890	85,091	86,384	80,233
Liabilities related to discontinued operations held for sale	—	—	—	—	—	456	14,273	—	—	12,374	16,004	—
Total liabilities	$1,895,882	$2,087,211	$2,225,254	$2,068,725	$2,067,387	$1,959,465	$1,920,607	$1,794,448	$1,676,651	$1,694,365	$1,745,650	$1,701,673

Equity
Stockholders’ Equity
Preferred Stock	$1,000	$600	$200	$—	$19,384	$27,424	$27,424	$70,664	$74,246	$74,301	$312	$312
Common Stock	55	55	55	55	55	57	57	57	57	57	230	286
Additional paid-in capital	17,341	17,725	18,297	18,007	11,131	16,594	16,884	19,165	16,525	16,663	78,802	98,142
Retained earnings	131,244	134,781	134,294	121,769	114,899	110,290	105,340	86,521	86,115	88,874	85,208	77,440
Treasury stock	(23,833)	(22,588)	(22,329)	(21,724)	(10,020)	(9,911)	(9,642)	(9,582)	(5,996)	(5,950)	(6,059)	(4,543)
Accumulated other comprehensive income (loss)	(3,875)	(2,970)	(3,555)	(4,660)	(7,381)	(8,049)	(14,001)	(25,195)	(27,013)	(21,643)	(17,651)	(18,937)
Total Common Equity	$120,932	$127,003	$126,762	$113,447	$108,684	$108,981	$98,638	$70,966	$69,688	$78,001	$140,530	$152,388

Total Citigroup stockholders’ equity	$121,932	$127,603	$126,962	$113,447	$128,068	$136,405	$126,062	$141,630	$143,934	$152,302	$140,842	$152,700
Noncontrolling Minority interests (Minority Interest)	3,001	5,901	5,899	5,308	4,242	4,515	3,462	2,392	1,993	1,866	2,107	2,273
Total equity	124,933	133,504	132,861	118,755	132,310	140,920	129,524	144,022	145,927	154,168	142,949	154,973
Total liabilities and equity	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,848,533	$1,888,599	$1,856,646

(1)   Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, $957 million for the third quarter of 2008, and $887 million for the fourth quarter of 2008, respectively, and $947 million for the first quarter of 2009,$1,082 million for the second quarter of 2009, $1,074 million for the third quarter of 2009 and $1,151 million for the fourth quarter of 2009, respectively.

Reclassified to conform to the current presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

CITICORP
Regional Consumer Banking
North America	$2,604	$2,563	$2,646	$2,738	$2,642	$2,253	$1,708	$2,004	$2,503	$2,182	$2,017	$1,874	$10,551	$8,607	$8,576
EMEA	330	374	410	473	461	508	498	398	360	394	415	386	1,587	1,865	1,555
Latin America	1,946	2,139	2,270	2,595	2,417	2,549	2,505	2,017	1,924	1,950	1,971	2,072	8,950	9,488	7,917
Asia	1,576	1,692	1,743	2,147	1,989	1,937	1,882	1,653	1,566	1,675	1,717	1,808	7,158	7,461	6,766
Total	6,456	6,768	7,069	7,953	7,509	7,247	6,593	6,072	6,353	6,201	6,120	6,140	28,246	27,421	24,814

Securities and Banking
North America	3,180	2,456	2,003	1,735	3,856	3,383	3,992	(410)	5,016	1,721	1,301	795	9,374	10,821	8,833
EMEA	2,188	2,235	1,614	1,747	1,736	1,978	1,396	853	4,222	2,558	2,202	1,067	7,784	5,963	10,049
Latin America	739	754	830	842	682	723	471	498	800	1,049	705	867	3,165	2,374	3,421
Asia	1,196	1,419	1,518	1,311	1,712	1,208	1,463	1,187	2,162	1,373	683	588	5,444	5,570	4,806
Total	7,303	6,864	5,965	5,635	7,986	7,292	7,322	2,128	12,200	6,701	4,891	3,317	25,767	24,728	27,109

Transaction Services
North America	331	374	454	487	506	511	540	604	589	656	643	638	1,646	2,161	2,526
EMEA	639	728	783	849	884	947	953	893	844	860	845	840	2,999	3,677	3,389
Latin America	253	278	309	359	340	374	378	347	343	340	337	353	1,199	1,439	1,373
Asia	458	515	588	693	687	647	695	640	598	627	632	644	2,254	2,669	2,501
Total	1,681	1,895	2,134	2,388	2,417	2,479	2,566	2,484	2,374	2,483	2,457	2,475	8,098	9,946	9,789

Total Citicorp	15,440	15,527	15,168	15,976	17,912	17,018	16,481	10,684	20,927	15,385	13,468	11,932	62,111	62,095	61,712

CITI HOLDINGS
Brokerage and Asset Management	2,347	2,717	2,586	2,579	2,272	2,356	1,965	1,370	1,607	12,220	525	271	10,229	7,963	14,623
Local Consumer Lending	6,073	6,207	7,001	6,586	7,161	6,053	5,167	5,117	6,021	3,481	4,362	3,901	25,867	23,498	17,765
Special Asset Pool	1,137	1,665	(3,001)	(18,397)	(14,754)	(6,582)	(6,890)	(11,473)	(4,534)	(376)	1,363	287	(18,596)	(39,699)	(3,260)
Total Citi Holdings	9,557	10,589	6,586	(9,232)	(5,321)	1,827	242	(4,986)	3,094	15,325	6,250	4,459	17,500	(8,238)	29,128

Corporate / Other	(351)	(668)	(565)	(727)	(434)	(1,307)	(465)	(52)	500	(741)	672	(10,986)	(2,311)	(2,258)	(10,555)

Total Citigroup - Net Revenues	$24,646	$25,448	$21,189	$6,017	$12,157	$17,538	$16,258	$5,646	$24,521	29,969	20,390	5,405	77,300	$51,599	$80,285

Impact of Credit Card Securitization Activity (1) (3)	929	998	1,124	1,200	1,610	2,016	3,579	2,426	2,452	3,126	2,752	2,477	4,251	9,631	10,807

Total Citigroup - Managed Net Revenues (1) (2)	$25,575	$26,446	$22,313	$7,217	$13,767	$19,554	$19,837	$8,072	$26,973	$33,095	$23,142	$7,882	$81,551	$61,230	$91,092

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.

Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues.  See below for a discussion of Managed-basis reporting.

Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending  — Retail Partner Cards businesses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

(2)          Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(3)          Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

Reclassified to conform to the current presentation.

CITIGROUP SEGMENT DETAIL INCOME

(In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$539	$413	$575	$356	$420	$145	$(8)	$(2,061)	$357	$139	$206	$28	$1,883	$(1,504)	$730
EMEA	(15)	29	27	55	19	37	31	(37)	(33)	(110)	(23)	(43)	96	50	(209)
Latin America	470	468	316	582	511	395	172	(4,161)	219	116	77	113	1,836	(3,083)	525
Asia	440	500	415	694	546	457	366	401	248	279	444	461	2,049	1,770	1,432
Total	1,434	1,410	1,333	1,687	1,496	1,034	561	(5,858)	791	424	704	559	5,864	(2,767)	2,478

Securities and Banking
North America	806	691	715	(53)	1,621	633	1,407	(1,266)	2,497	(32)	7	(87)	2,159	2,395	2,385
EMEA	568	695	436	(88)	198	382	103	(95)	2,171	746	550	(41)	1,611	588	3,426
Latin America	333	345	335	426	312	340	246	215	412	527	219	378	1,439	1,113	1,536
Asia	439	373	482	501	627	306	570	467	1,056	597	71	114	1,795	1,970	1,838
Total	2,146	2,104	1,968	786	2,758	1,661	2,326	(679)	6,136	1,838	847	364	7,004	6,066	9,185

Transaction Services
North America	30	53	65	61	88	61	94	80	138	181	152	144	209	323	615
EMEA	183	210	197	226	278	299	348	321	326	350	308	303	816	1,246	1,287
Latin America	90	103	123	147	141	151	159	137	160	150	148	146	463	588	604
Asia	190	208	246	324	304	278	317	297	280	293	331	326	968	1,196	1,230
Total	493	574	631	758	811	789	918	835	904	974	939	919	2,456	3,353	3,736

Total Citicorp	4,073	4,088	3,932	3,231	5,065	3,484	3,805	(5,702)	7,831	3,236	2,490	1,842	15,324	6,652	15,399

CITI HOLDINGS
Brokerage and Asset Management	350	503	368	425	(148)	247	(78)	(872)	34	6,775	90	38	1,646	(851)	6,937
Local Consumer Lending	1,130	1,237	452	(1,166)	37	(1,187)	(2,327)	(4,880)	(1,571)	(4,347)	(2,142)	(2,356)	1,653	(8,357)	(10,416)
Special Asset Pool	525	837	(2,110)	(12,009)	(9,456)	(4,336)	(4,733)	(8,764)	(3,948)	(1,246)	58	(233)	(12,757)	(27,289)	(5,369)
Total Citi Holdings	2,005	2,577	(1,290)	(12,750)	(9,567)	(5,276)	(7,138)	(14,516)	(5,485)	1,182	(1,994)	(2,551)	(9,458)	(36,497)	(8,848)

Corporate / Other	(1,160)	(565)	(545)	(404)	(684)	(537)	(188)	(775)	(652)	(31)	97	(7,031)	(2,674)	(2,184)	(7,617)

Income (Loss) From Continuing Operations	4,918	6,100	2,097	(9,923)	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	593	(7,740)	3,192	(32,029)	(1,066)
Discontinued Operations	141	225	117	225	59	(94)	613	3,424	(117)	(142)	(418)	232	708	4,002	(445)

Net Income (Loss) Attributable to
Noncontrolling Minority Interests	47	99	2	135	(16)	72	(93)	(306)	(16)	(34)	74	71	283	(343)	95

Citigroup’s Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	$101	$(7,579)	$3,617	$(27,684)	$(1,606)

Reclassified to conform to the current presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET SUMMARY

(In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009
Revenues
Net interest revenue	$5,672	$6,512	$6,944	$7,328	$8,326	$8,964	$8,694	$9,344	$8,511	$8,774	$8,727	$8,420	$26,456	$35,328	$34,432
Non-Interest revenue	9,768	9,015	8,224	8,648	9,586	8,054	7,787	1,340	12,416	6,611	4,741	3,512	35,655	26,767	27,280
Total revenues, net of interest expense	15,440	15,527	15,168	15,976	17,912	17,018	16,481	10,684	20,927	15,385	13,468	11,932	62,111	62,095	61,712

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	542	452	701	1,033	941	1,298	1,330	1,415	1,251	1,575	1,734	1,595	2,728	4,984	6,155
Credit Reserve Build / (Release)	190	341	374	236	482	594	810	1,519	998	1,231	522	(36)	1,141	3,405	2,715
Provision for loan losses	732	793	1,075	1,269	1,423	1,892	2,140	2,934	2,249	2,806	2,256	1,559	3,869	8,389	8,870
Provision for Benefits & Claims	51	24	49	40	43	40	50	43	42	42	43	37	164	176	164
Provision for unfunded lending commitments	—	—	26	53	—	(75)	(80)	(36)	32	83	—	23	79	(191)	138
Total provisions for credit losses and for benefits and claims	783	817	1,150	1,362	1,466	1,857	2,110	2,941	2,323	2,931	2,299	1,619	4,112	8,374	9,172

Total operating expenses	9,316	9,263	8,534	10,456	9,610	10,178	9,221	15,616	7,399	8,068	8,422	8,751	37,569	44,625	32,640

Income (Loss) from Continuing Operations before Income Taxes	5,341	5,447	5,484	4,158	6,836	4,983	5,150	(7,873)	11,205	4,386	2,747	1,562	20,430	9,096	19,900
Provision (benefits) for income taxes	1,268	1,359	1,552	927	1,771	1,499	1,345	(2,171)	3,374	1,150	257	(280)	5,106	2,444	4,501

Income (Loss) from Continuing Operations	4,073	4,088	3,932	3,231	5,065	3,484	3,805	(5,702)	7,831	3,236	2,490	1,842	15,324	6,652	15,399
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	16	14	(9)	42	13	21	16	(21)	(3)	3	25	43	63	29	68
Citicorp’s Net Income (Loss)	$4,057	$4,074	$3,941	$3,189	$5,052	$3,463	$3,789	$(5,681)	$7,834	$3,233	$2,465	$1,799	$15,261	$6,623	$15,331

Balance Sheet Data (in billions):

Total EOP Assets	$1,304	$1,462	$1,491	$1,288	$1,296	$1,231	$1,228	$1,067	$1,022	$1,051	$1,075	$1,138	$1,288	$1,067	$1,138

Average Assets	$1,276	$1,412	$1,519	$1,453	$1,446	$1,379	$1,247	$1,229	$1,103	$1,068	$1,095	$1,119	$1,415	$1,325	$1,096

Total EOP Deposits	$652	$673	$716	$726	$728	$683	$685	$675	$664	$706	$731	$734	$726	$675	$734

Total GAAP Revenues	$15,440	$15,527	$15,168	$15,976	$17,912	$17,018	$16,481	$10,684	$20,927	$15,385	$13,468	$11,932	$62,111	$62,095	$61,712
Net Impact of Credit Card Securitization Activity (1)	508	612	609	813	964	1,247	1,892	1,602	1,484	1,644	1,800	1,744	2,542	5,705	6,672
Total Managed Revenues	$15,948	$16,139	$15,777	$16,789	$18,876	$18,265	$18,373	$12,286	$22,411	$17,029	$15,268	$13,676	$64,653	$67,800	$68,384

GAAP Net Credit Losses	$542	$452	$701	$1,033	$941	$1,298	$1,330	$1,415	$1,251	$1,575	$1,734	$1,595	$2,728	$4,984	$6,155
Impact of Credit Card Securitization Activity (1)	619	658	686	770	880	1,043	1,123	1,253	1,491	1,837	1,876	1,727	2,733	4,299	6,931
Total Managed Net Credit Losses	$1,161	$1,110	$1,387	$1,803	$1,821	$2,341	$2,453	$2,668	$2,742	$3,412	$3,610	$3,322	$5,461	$9,283	$13,086

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.

Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues.  See page 4 for a discussion of Managed-basis reporting.

Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending  — Retail Partner Cards businesses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$3,190	$3,648	$3,769	$3,949	$4,216	$4,486	$4,511	$4,062	$3,842	$4,140	$4,216	$4,206	$14,556	$17,275	$16,404
Non-Interest Revenue	3,266	3,120	3,300	4,004	3,293	2,761	2,082	2,010	2,511	2,061	1,904	1,934	13,690	10,146	8,410
Total Revenues, Net of Interest Expense (1)	6,456	6,768	7,069	7,953	7,509	7,247	6,593	6,072	6,353	6,201	6,120	6,140	28,246	27,421	24,814
Total Operating Expenses	3,873	4,013	4,183	4,624	4,045	4,458	4,291	10,824	3,504	3,703	3,778	4,056	16,693	23,618	15,041
Net Credit Losses	552	477	657	732	873	993	1,109	1,093	1,174	1,406	1,442	1,388	2,418	4,068	5,410
Credit Reserve Build / (Release)	53	333	334	205	455	391	516	729	686	619	356	158	925	2,091	1,819
Provision for Benefits & Claims	51	24	48	40	43	40	50	43	42	42	43	37	163	176	164
Provision for Loan Losses and for Benefits and Claims	656	834	1,039	977	1,371	1,424	1,675	1,865	1,902	2,067	1,841	1,583	3,506	6,335	7,393
Income (loss) from Continuing Operations before Taxes	1,927	1,921	1,847	2,352	2,093	1,365	627	(6,617)	947	431	501	501	8,047	(2,532)	2,380
Income Taxes (benefits)	493	511	514	665	597	331	66	(759)	156	7	(203)	(58)	2,183	235	(98)
Income (loss) from Continuing Operations	1,434	1,410	1,333	1,687	1,496	1,034	561	(5,858)	791	424	704	559	5,864	(2,767)	2,478
Net Income (loss) Attributable to Minority Interests	2	6	5	5	1	4	5	1	—	—	2	(2)	18	11	—
Net Income (Loss)	$1,432	$1,404	$1,328	$1,682	$1,495	$1,030	$556	$(5,859)	$791	$424	$702	$561	$5,846	$(2,778)	$2,478
Average Assets (in billions of dollars)	$232	$245	$250	$258	$270	$282	$274	$247	$229	$239	$248	$253	$246	$268	$242
Return on Assets	2.50%	2.30%	2.11%	2.59%	2.23%	1.47%	0.81%	(9.44)%	1.40%	0.71%	1.12%	0.88%	2.38%	(1.04)%	1.02%

Net Credit Losses as a % of Average Loans	1.72%	1.40%	1.85%	1.96%	2.20%	2.47%	2.75%	2.95%	3.28%	3.84%	3.82%	3.55%

Revenue by Business
Retail Banking	$3,229	$3,533	$3,631	$4,081	$3,986	$3,943	$3,995	$3,503	$3,537	$3,789	$3,760	$3,756	$14,474	$15,427	$14,842
Citi-Branded Cards	3,227	3,235	3,438	3,872	3,523	3,304	2,598	2,569	2,816	2,412	2,360	2,384	13,772	11,994	9,972
Total GAAP Revenues	6,456	6,768	7,069	7,953	7,509	7,247	6,593	6,072	6,353	6,201	6,120	6,140	28,246	27,421	24,814
Net Impact of Credit Card Securitization Activity (2)	508	612	609	813	964	1,247	1,892	1,602	1,484	1,644	1,800	1,744	2,542	5,705	6,672
Total Managed Revenues	$6,964	$7,380	$7,678	$8,766	$8,473	$8,494	$8,485	$7,674	$7,837	$7,845	$7,920	$7,884	$30,788	$33,126	$31,486
GAAP Net Credit Losses	$552	$477	$657	$732	$873	$993	$1,109	$1,093	$1,174	$1,406	$1,442	$1,388	$2,418	$4,068	$5,410
Impact of Credit Card Securitization Activity (2)	619	658	686	770	880	1,043	1,123	1,253	1,491	1,837	1,876	1,727	2,733	4,299	6,931
Total Managed Net Credit Losses	$1,171	$1,135	$1,343	$1,502	$1,753	$2,036	$2,232	$2,346	$2,665	$3,243	$3,318	$3,115	$5,151	$8,367	$12,341

Income (loss) from Continuing Operations by Business
Retail Banking	$500	$716	$586	$872	$865	$606	$678	$(5,741)	$650	$635	$698	$610	$2,674	$(3,592)	$2,593
Citi-Branded Cards	934	694	747	815	631	428	(117)	(117)	141	(211)	6	(51)	3,190	825	(115)
Total	$1,434	$1,410	$1,333	$1,687	$1,496	$1,034	$561	$(5,858)	$791	$424	$704	$559	$5,864	$(2,767)	$2,478

(1)

For Citi-Branded Cards, the first quarter of 2008, the second quarter of 2008 and the fourth quarter of 2009 include releases of $28 million, $21 million and $55 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.

Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.

Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending — Retail Partner Cards businesses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	3,979	4,097	4,147	4,347	4,411	4,395	4,342	4,316	4,170	4,091	4,247	4,258
Accounts (in millions)	56.3	55.5	57.1	59.7	60.1	60.7	61.1	60.5	60.4	60.6	60.6	60.0
Average Deposits	$247.6	$255.8	$260.8	$268.1	$276.2	$275.0	$268.5	$257.2	$256.4	$272.2	$278.7	$291.7
Investment Sales (International Only)	$29.9	$31.9	$30.8	$30.3	$25.3	$25.7	$23.0	$16.5	$15.3	$25.0	$22.9	$21.6
Investment AUMs	$138.5	$143.3	$150.4	$151.3	$143.9	$145.0	$127.4	$101.1	$93.5	$107.2	$116.3	$117.3
Average Loans	$87.2	$93.4	$97.3	$102.5	$109.7	$113.2	$112.3	$103.3	$101.1	$103.6	$106.0	$108.8
EOP Loans:
Real Estate Lending	$43.4	$45.9	$48.1	$49.5	$54.5	$55.5	$51.9	$51.9	$51.2	$52.5	$54.5	$53.9
Commerical Markets	23.1	25.2	26.3	28.0	29.6	29.3	28.5	27.0	25.1	23.4	24.9	25.5
Personal and Other	20.7	23.2	25.1	26.4	26.5	27.6	27.7	25.5	24.8	27.3	28.4	27.6
EOP Loans	$87.2	$94.3	$99.5	$103.9	$110.6	$112.4	$108.1	$104.4	$101.1	$103.2	$107.8	$107.0
Net Interest Revenue as a % of Average Loans (2)	9.01%	9.16%	9.13%	9.10%	9.06%	9.36%	9.61%	9.71%	9.29%	9.67%	9.66%	9.36%
Net Credit Losses as a % of Average Loans	0.43%	0.29%	0.62%	0.71%	0.86%	1.04%	1.17%	1.32%	1.36%	1.66%	1.48%	1.49%
Loans 90+ Days Past Due	$377	$431	$490	$502	$629	$650	$622	$590	$700	$811	$740	$784
As a % of EOP Loans	0.43%	0.46%	0.49%	0.48%	0.57%	0.58%	0.58%	0.57%	0.69%	0.79%	0.69%	0.73%
Loans 30-89 Days Past Due	$759	$779	$831	$868	$1,047	$1,070	$1,014	$1,134	$1,111	$1,090	$1,019	$1,021
As a % of EOP Loans	0.87%	0.83%	0.84%	0.84%	0.95%	0.95%	0.94%	1.09%	1.10%	1.06%	0.95%	0.95%

Citi-Branded Cards Key Indicators (in billions of dollars) (3)
EOP Open Accounts (in millions)	59.7	59.1	59.5	61.8	62.1	61.8	61.1	57.7	57.2	55.8	54.6	53.1
Purchase Sales	$65.0	$72.0	$73.5	$79.2	$73.6	$78.3	$75.5	$69.1	$59.6	$63.6	$65.5	$67.6
Average Managed Loans (1)	$108.4	$109.6	$111.5	$116.0	$119.4	$120.7	$120.0	$115.2	$112.5	$112.7	$114.4	$115.9
EOP Managed Loans (1)	$108.7	$112.3	$113.5	$121.6	$119.8	$121.4	$119.2	$116.9	$110.9	$114.7	$116.8	$117.4
Managed Average Yield (4)	13.94%	14.30%	14.47%	14.15%	13.90%	13.97%	14.10%	13.77%	14.44%	14.21%	14.15%	13.70%
Managed Net Int Rev as a % of Avg. Managed Loans (5)	9.62%	10.31%	10.43%	10.17%	10.39%	11.06%	11.12%	10.84%	12.12%	11.80%	11.47%	10.99%
Managed NCLs as a % of Average Managed Loans	4.03%	3.91%	4.24%	4.51%	5.12%	5.81%	6.30%	6.92%	8.40%	10.02%	10.14%	9.27%
Managed Net Credit Margin as a % of Avg. Man. Loans (6)	9.90%	10.14%	10.12%	11.49%	9.97%	9.32%	8.47%	7.44%	7.07%	4.37%	4.24%	4.84%
Managed Loans 90+ Days Past Due	$1,721	$1,782	$1,892	$2,229	$2,350	$2,503	$2,566	$2,877	$3,239	$3,512	$3,192	$3,286
As a % of EOP Managed Loans	1.58%	1.59%	1.67%	1.83%	1.96%	2.06%	2.15%	2.46%	2.92%	3.06%	2.73%	2.80%
Managed Loans 30-89 Days Past Due	$1,974	$2,101	$2,363	$2,591	$2,746	$2,872	$3,026	$3,322	$3,538	$3,236	$3,328	$3,231
As a % of EOP Managed Loans	1.82%	1.87%	2.08%	2.13%	2.29%	2.37%	2.54%	2.84%	3.19%	2.82%	2.85%	2.75%

(1)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances for all periods presented.

(2)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)	Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.
Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.
Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending — Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(4)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(5)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(6)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$818	$881	$829	$850	$950	$1,068	$1,165	$1,149	$1,192	$1,330	$1,387	$1,295	$3,378	$4,332	$5,204
Non-Interest Revenue	1,786	1,682	1,817	1,888	1,692	1,185	543	855	1,311	852	630	579	7,173	4,275	3,372
Total Revenues, Net of Interest Expense (1)	2,604	2,563	2,646	2,738	2,642	2,253	1,708	2,004	2,503	2,182	2,017	1,874	10,551	8,607	8,576
Total Operating Expenses	1,697	1,700	1,726	2,019	1,653	1,770	1,621	4,061	1,494	1,486	1,499	1,508	7,142	9,105	5,987
Net Credit Losses	139	105	90	118	145	136	145	191	257	307	279	308	452	617	1,151
Credit Reserve Build / (Release)	(47)	165	(54)	46	172	125	(10)	178	253	149	54	71	110	465	527
Provision for Benefits & Claims	(1)	(2)	1	(3)	—	2	—	2	13	15	14	8	(5)	4	50
Provision for Loan Losses and for Benefits and Claims	91	268	37	161	317	263	135	371	523	471	347	387	557	1,086	1,728
Income (loss) from Continuing Operations before Taxes	816	595	883	558	672	220	(48)	(2,428)	486	225	171	(21)	2,852	(1,584)	861
Income Taxes (benefits)	277	182	308	202	252	75	(40)	(367)	129	86	(35)	(49)	969	(80)	131
Income (loss) from Continuing Operations	539	413	575	356	420	145	(8)	(2,061)	357	139	206	28	1,883	(1,504)	730
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$539	$413	$575	$356	$420	$145	$(8)	$(2,061)	$357	$139	$206	$28	$1,883	$(1,504)	$730
Average Assets (in billions of dollars)	$75	$80	$79	$75	$76	$79	$73	$72	$72	$74	$75	$71	$77	$75	$73
Return on Assets	2.91%	2.07%	2.89%	1.88%	2.22%	0.74%	(0.04)%	(11.39)%	2.01%	0.75%	1.09%	0.16%	2.45%	(2.01)%	1.00%

Net Credit Losses as a % of Average Loans	1.42%	1.06%	0.92%	1.23%	1.32%	1.25%	1.31%	1.66%	2.13%	2.61%	2.40%	2.57%

Revenue by Business
Retail Banking	$906	$1,040	$970	$1,163	$1,158	$1,094	$1,240	$1,121	$1,296	$1,376	$1,333	$1,232	$4,079	$4,613	$5,237
Citi-Branded Cards	1,698	1,523	1,676	1,575	1,484	1,159	468	883	1,207	806	684	642	6,472	3,994	3,339
Total GAAP Revenues	2,604	2,563	2,646	2,738	2,642	2,253	1,708	2,004	2,503	2,182	2,017	1,874	10,551	8,607	8,576
Net Impact of Credit Card Securitization Activity (2)	508	612	609	813	964	1,247	1,892	1,602	1,484	1,644	1,800	1,744	2,542	5,705	6,672
Total Managed Revenues	$3,112	$3,175	$3,255	$3,551	$3,606	$3,500	$3,600	$3,606	$3,987	$3,826	$3,817	$3,618	$13,093	$14,312	$15,248

Net Credit Losses by Business
Retail Banking	$14	$23	$16	$19	$24	$27	$36	$58	$56	$88	$78	$88	$72	$145	$310
Citi-Branded Cards	125	82	74	99	121	109	109	133	201	219	201	220	380	472	841
Total GAAP NCLs	139	105	90	118	145	136	145	191	257	307	279	308	452	617	1,151
Impact of Credit Card Securitization Activity (2)	619	658	686	770	880	1,043	1,123	1,253	1,491	1,837	1,876	1,727	2,733	4,299	6,931
Total Managed Net Credit Losses	$758	$763	$776	$888	$1,025	$1,179	$1,268	$1,444	$1,748	$2,144	$2,155	$2,035	$3,185	$4,916	$8,082

Income (loss) from Continuing Operations by Business
Retail Banking	$(28)	$47	$7	$101	$77	$36	$179	$(2,006)	$241	$242	$193	$129	$127	$(1,714)	$805
Citi-Branded Cards	567	366	568	255	343	109	(187)	(55)	116	(103)	13	(101)	1,756	210	(75)
Total	$539	$413	$575	$356	$420	$145	$(8)	$(2,061)	$357	$139	$206	$28	$1,883	$(1,504)	$730

(1)

For Citi-Branded Cards, the first and second quarters of 2008 include releases of $28 million and $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)	Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.
Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.
Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending — Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	993	1,001	1,015	1,046	1,051	1,030	1,010	1,015	1,000	1,001	1,002	1,003
Accounts (in millions)	13.3	13.1	13.3	13.2	13.2	13.1	12.9	12.9	13.4	13.5	13.6	13.6
Investment AUMs	$50.1	$47.0	$47.4	$45.5	$42.3	$41.3	$38.7	$32.3	$30.3	$31.8	$34.1	$33.4

Average Deposits	$118.9	$121.3	$123.2	$124.2	$124.9	$124.2	$123.1	$127.8	$130.9	$139.6	$142.1	$149.3

Average Loans	$22.3	$24.2	$25.1	$24.6	$28.6	$30.9	$31.8	$32.9	$34.3	$35.0	$34.3	$34.1

EOP Loans:
Real Estate Lending	$17.5	$20.0	$21.5	$20.3	$24.8	$25.6	$24.9	$26.5	$27.0	$26.3	$26.7	$24.9
Commerical Markets	1.2	1.2	1.4	1.4	1.5	1.4	1.7	1.9	2.0	2.0	2.3	2.1
Personal and Other	2.1	2.2	2.5	2.7	2.9	3.7	4.5	4.9	5.1	5.3	5.0	5.2
Total EOP Loans	$20.8	$23.4	$25.4	$24.4	$29.2	$30.7	$31.1	$33.3	$34.1	$33.6	$34.0	$32.2

Mortgage Originations	$19.7	$24.3	$24.0	$23.2	$27.3	$24.2	$20.6	$15.0	$21.5	$28.8	$11.9	$9.3

Third Party Mortgage Servicing Portfolio (EOP in billions)	$172.4	$168.7	$166.2	$163.6	$159.6	$157.7	$155.6	$153.6	$164.2	$176.8	$186.2	$187.0

Net Servicing & Gain/(Loss) on Sale	$53.9	$98.1	$62.9	$183.2	$166.4	$(40.2)	$48.1	$(3.9)	$241.0	$242.3	$99.5	$104.3

Net Interest Revenue as a % of Avg. Loans	1.36%	1.25%	1.40%	1.38%	1.43%	1.56%	1.62%	1.75%	2.10%	2.11%	2.18%	2.16%

Net Credit Losses as a % of Avg. Loans	0.24%	0.34%	0.27%	0.29%	0.35%	0.35%	0.43%	0.70%	0.66%	1.00%	0.91%	1.04%

Loans 90+ Days Past Due	$21	$21	$25	$32	$38	$55	$53	$83	$99	$97	$92	$106
As a % of EOP Loans	0.10%	0.09%	0.10%	0.13%	0.13%	0.18%	0.17%	0.25%	0.29%	0.29%	0.27%	0.33%

Loans 30-89 Days Past Due	$21	$47	$56	$34	$50	$74	$59	$100	$92	$87	$82	$81
As a % of EOP Loans	0.10%	0.20%	0.22%	0.14%	0.17%	0.24%	0.19%	0.30%	0.27%	0.26%	0.24%	0.25%

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 3

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	32.0	30.6	30.3	30.8	30.7	30.0	29.2	26.1	25.6	25.0	24.5	23.1
Purchase Sales	$46.2	$50.9	$51.1	$53.7	$48.4	$51.6	$49.4	$46.0	$40.1	$42.4	$42.3	$41.8

Average Managed Loans (2)
Securitized	$65.5	$66.1	$67.8	$70.0	$69.3	$72.0	$72.0	$71.0	$68.4	$69.6	$70.8	$69.7
On Balance Sheet	17.4	15.5	13.9	13.4	15.7	12.8	12.3	12.9	14.6	12.2	11.8	13.4
Total	$82.9	$81.6	$81.7	$83.4	$85.0	$84.8	$84.3	$83.9	$83.0	$81.8	$82.6	$83.1

EOP Managed Loans (2)
Securitized	$67.7	$67.7	$70.7	$70.6	$71.7	$72.5	$71.9	$70.4	$69.2	$71.7	$71.9	$72.6
On Balance Sheet	14.5	15.4	11.9	17.1	13.3	12.1	13.1	14.8	12.5	11.6	12.8	11.5
Total	$82.2	$83.1	$82.6	$87.7	$85.0	$84.6	$85.0	$85.2	$81.7	$83.3	$84.7	$84.1

Managed Average Yield (3)	11.99%	12.01%	12.28%	11.97%	11.27%	10.95%	11.38%	11.73%	12.86%	12.57%	12.64%	12.05%
Managed Net Int. Rev as a % of Avg. Managed Loans (4)	7.68%	7.68%	7.87%	7.65%	7.63%	8.01%	8.52%	8.90%	10.84%	10.34%	9.96%	9.37%
Managed Net Credit Losses	$744	$740	$760	$869	$1,001	$1,152	$1,232	$1,386	$1,692	$2,056	$2,077	$1,947
Managed NCLs as a % of Average Managed Loans	3.64%	3.64%	3.69%	4.13%	4.74%	5.46%	5.81%	6.57%	8.27%	10.08%	9.98%	9.30%
Managed Net Credit Margin as a % of Avg. Man. Loans (5)	7.10%	6.82%	7.35%	7.19%	6.81%	5.89%	5.27%	5.14%	4.82%	1.86%	1.89%	2.06%

Managed Loans 90+ Days Past Due	$1,140	$1,102	$1,176	$1,416	$1,533	$1,578	$1,669	$2,000	$2,307	$2,366	$2,190	$2,371
As a % of EOP Managed Loans	1.39%	1.33%	1.42%	1.61%	1.80%	1.87%	1.96%	2.35%	2.82%	2.84%	2.59%	2.82%

Managed Loans 30-89 Days Past Due	$1,281	$1,251	$1,438	$1,562	$1,609	$1,604	$1,855	$2,171	$2,337	$2,024	$2,213	$2,182
As a % of EOP Managed Loans	1.56%	1.51%	1.74%	1.78%	1.89%	1.90%	2.18%	2.55%	2.86%	2.43%	2.61%	2.59%

(1)	Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.
Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.
Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending — Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances for all periods presented.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA

(In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$177	$229	$269	$292	$299	$335	$350	$285	$224	$243	$262	$250	$967	$1,269	$979
Non-Interest Revenue	153	145	141	181	162	173	148	113	136	151	153	136	620	596	576
Total Revenues, Net of Interest Expense	330	374	410	473	461	508	498	398	360	394	415	386	1,587	1,865	1,555
Total Operating Expenses	297	310	318	340	375	395	372	358	256	282	270	286	1,265	1,500	1,094
Net Credit Losses	21	17	32	43	47	48	55	87	89	121	139	138	113	237	487
Credit Reserve Build / (Release)	51	10	24	11	16	15	33	11	72	158	67	10	96	75	307
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	72	27	56	54	63	63	88	98	161	279	206	148	209	312	794
Income (loss) from Continuing Operations before Taxes	(39)	37	36	79	23	50	38	(58)	(57)	(167)	(61)	(48)	113	53	(333)
Income Taxes (benefits)	(24)	8	9	24	4	13	7	(21)	(24)	(57)	(38)	(5)	17	3	(124)
Income (loss) from Continuing Operations	(15)	29	27	55	19	37	31	(37)	(33)	(110)	(23)	(43)	96	50	(209)
Net Income (loss) Attributable to Minority Interests	3	6	4	5	2	4	5	1	—	—	2	(2)	18	12	—
Net Income (Loss)	$(18)	$23	$23	$50	$17	$33	$26	$(38)	$(33)	$(110)	$(25)	$(41)	$78	$38	$(209)
Average Assets (in billions of dollars)	$8	$9	$10	$12	$13	$14	$14	$11	$11	$11	$11	$11	$10	$13	$11
Return on Assets	(0.91)%	1.03%	0.91%	1.65%	0.53%	0.95%	0.74%	(1.37)%	(1.22)%	(4.01)%	(0.90)%	(1.48)%	0.78%	0.29%	(1.89)%

Net Credit Losses as a % of Average Loans	1.44%	1.03%	1.69%	1.92%	2.03%	1.91%	2.10%	4.12%	4.57%	5.78%	6.34%	6.44%

Revenue by Business
Retail Banking	$218	$247	$271	$303	$296	$325	$310	$229	$205	$234	$237	$213	$1,039	$1,160	$889
Citi-Branded Cards	112	127	139	170	165	183	188	169	155	160	178	173	548	705	666
Total	$330	$374	$410	$473	$461	$508	$498	$398	$360	$394	$415	$386	$1,587	$1,865	$1,555

Income (loss) from Continuing Operations by Business
Retail Banking	$(33)	$6	$4	$15	$(8)	$6	$(2)	$(53)	$(41)	$(76)	$(23)	$(39)	$(8)	$(57)	$(179)
Citi-Branded Cards	18	23	23	40	27	31	33	16	8	(34)	—	(4)	104	107	(30)
Total	$(15)	$29	$27	$55	$19	$37	$31	$(37)	$(33)	$(110)	$(23)	$(43)	$96	$50	$(209)

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	395	393	398	410	450	446	455	446	401	396	389	341
Accounts (in millions)	3.4	3.6	3.8	3.9	4.0	4.1	4.2	4.2	4.2	4.2	4.2	4.2
Average Deposits	$7.8	$8.6	$9.6	$10.4	$11.2	$11.8	$11.3	$9.0	$8.3	$9.0	$9.5	$9.9
Investment Sales	$1.0	$1.0	$1.1	$1.3	$0.9	$0.8	$0.7	$0.3	$0.4	$0.5	$0.5	$0.6
Investment AUMs	$4.9	$6.2	$6.5	$6.8	$6.6	$6.6	$5.6	$4.0	$3.5	$4.5	$4.2	$4.3
Average Loans	$4.4	$4.9	$5.5	$6.6	$6.7	$7.2	$7.3	$5.7	$5.4	$5.6	$5.7	$5.5
EOP Loans:
Real Estate Lending	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Commerical Markets	2.0	2.3	2.4	2.9	2.7	2.8	2.5	2.1	1.8	1.9	1.9	1.6
Personal and Other	2.6	3.0	3.4	3.7	4.1	4.6	4.6	4.1	3.6	3.7	3.7	3.5
Total EOP Loans	$4.6	$5.3	$5.8	$6.7	$6.9	$7.5	$7.2	$6.3	$5.5	$5.7	$5.7	$5.2
Net Interest Revenue as a % of Average Loans (1)	10.62%	10.94%	11.66%	10.46%	10.50%	10.99%	11.14%	11.04%	9.26%	9.78%	9.77%	8.87%
Net Credit Losses as a % of Average Loans	1.18%	0.69%	1.49%	1.79%	1.80%	1.70%	1.99%	4.41%	4.50%	5.34%	5.84%	5.99%
Loans 90+ Days Past Due	$21	$22	$25	$30	$33	$46	$35	$47	$58	$70	$62	$60
As a % of EOP Loans	0.45%	0.42%	0.43%	0.45%	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%	1.09%	1.15%
Loans 30-89 Days Past Due	$74	$81	$102	$122	$136	$152	$165	$194	$213	$235	$230	$203
As a % of EOP Loans	1.61%	1.53%	1.75%	1.82%	1.97%	2.03%	2.29%	3.08%	3.87%	4.12%	4.04%	3.90%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	1.8	2.0	2.1	2.3	2.5	2.6	2.7	2.8	2.8	2.8	2.7	2.7
Purchase Sales	$1.4	$1.7	$1.9	$2.3	$2.3	$2.6	$2.7	$2.3	$1.8	$1.9	$2.2	$2.5
Average Loans (2)	$1.5	$1.7	$2.0	$2.3	$2.6	$2.9	$3.1	$2.7	$2.5	$2.8	$3.0	$3.0
EOP Loans (2)	$1.6	$1.9	$2.1	$2.5	$2.7	$3.1	$3.1	$2.8	$2.5	$2.8	$3.0	$3.0
Average Yield (3)	23.83%	24.00%	23.23%	23.84%	20.55%	19.54%	19.12%	19.68%	19.77%	20.23%	20.69%	21.06%
Net Interest Revenue as a % of Avg. Loans (4)	16.51%	22.08%	21.07%	20.31%	19.01%	18.99%	18.58%	18.46%	16.17%	15.11%	16.22%	16.79%
Net Credit Losses as a % of Average Loans	2.15%	2.11%	2.17%	2.40%	2.61%	2.34%	2.43%	3.52%	4.68%	6.70%	7.24%	7.13%
Net Credit Margin as a % of Avg. Loans (5)	27.76%	27.52%	25.26%	26.83%	22.77%	22.73%	21.61%	21.32%	20.32%	16.14%	16.07%	15.70%
Loans 90+ Days Past Due	$16	$14	$17	$22	$21	$20	$36	$37	$58	$99	$90	$85
As a % of EOP Loans	0.99%	0.72%	0.79%	0.87%	0.79%	0.65%	1.16%	1.33%	2.33%	3.54%	3.01%	2.82%
Loans 30-89 Days Past Due	$55	$62	$77	$91	$84	$94	$102	$123	$131	$146	$155	$140
As a % of EOP Loans	3.42%	3.24%	3.67%	3.62%	3.10%	3.02%	3.30%	4.38%	5.24%	5.21%	5.17%	4.67%

(1)          Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)          Average Loans, EOP Loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances for all periods presented.

(3)          Average Yield is gross interest revenue earned divided by average loans.

(4)          Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)          Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 1 (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$1,185	$1,437	$1,523	$1,569	$1,682	$1,783	$1,728	$1,411	$1,275	$1,368	$1,366	$1,390	$5,714	$6,604	$5,399
Non-Interest Revenue	761	702	747	1,026	735	766	777	606	649	582	605	682	3,236	2,884	2,518
Total Revenues, Net of Interest Expense	1,946	2,139	2,270	2,595	2,417	2,549	2,505	2,017	1,924	1,950	1,971	2,072	8,950	9,488	7,917
Total Operating Expenses	1,047	1,152	1,260	1,311	1,012	1,307	1,362	5,442	958	1,090	1,127	1,263	4,770	9,123	4,438
Net Credit Losses	241	190	365	392	466	555	640	543	541	610	657	625	1,188	2,204	2,433
Credit Reserve Build / (Release)	8	159	224	113	237	157	301	421	166	156	141	(1)	504	1,116	462
Provision for Benefits & Claims	52	26	47	43	43	38	50	41	29	27	29	29	168	172	114
Provision for Loan Losses and for Benefits and Claims	301	375	636	548	746	750	991	1,005	736	793	827	653	1,860	3,492	3,009
Income (loss) from Continuing Operations before Taxes	598	612	374	736	659	492	152	(4,430)	230	67	17	156	2,320	(3,127)	470
Income Taxes (benefits)	128	144	58	154	148	97	(20)	(269)	11	(49)	(60)	43	484	(44)	(55)
Income (loss) from Continuing Operations	470	468	316	582	511	395	172	(4,161)	219	116	77	113	1,836	(3,083)	525
Net Income (loss) Attributable to Minority Interests	—	—	1	—	—	—	—	—	—	—	—	—	1	—	—
Net Income (Loss)	$470	$468	$315	$582	$511	$395	$172	$(4,161)	$219	$116	$77	$113	$1,835	$(3,083)	$525
Average Assets (in billions of dollars)	$64	$68	$69	$75	$81	$87	$88	$74	$60	$66	$66	$70	$69	$83	$66
Return on Assets	2.98%	2.76%	1.81%	3.08%	2.54%	1.83%	0.78%	(22.37)%	1.48%	0.70%	0.46%	0.64%	2.66%	(3.72)%	0.79%

Net Credit Losses as a % of Average Loans	4.42%	2.97%	5.29%	5.22%	6.03%	6.85%	7.72%	7.63%	8.22%	8.68%	8.99%	8.18%

Revenue by Business
Retail Banking	$1,052	$1,097	$1,199	$1,302	$1,235	$1,238	$1,252	$1,082	$1,026	$1,112	$1,114	$1,183	$4,650	$4,807	$4,435
Citi-Branded Cards	894	1,042	1,071	1,293	1,182	1,311	1,253	935	898	838	857	889	4,300	4,681	3,482
Total	$1,946	$2,139	$2,270	$2,595	$2,417	$2,549	$2,505	$2,017	$1,924	$1,950	$1,971	$2,072	$8,950	$9,488	$7,917

Income (loss) from Continuing Operations by Business
Retail Banking	$233	$278	$209	$311	$392	$210	$182	$(4,019)	$230	$196	$154	$169	$1,031	$(3,235)	$749
Citi-Branded Cards	237	190	107	271	119	185	(10)	(142)	(11)	(80)	(77)	(56)	805	152	(224)
Total	$470	$468	$316	$582	$511	$395	$172	$(4,161)	$219	$116	$77	$113	$1,836	$(3,083)	$525

Reclassified to conform to the current presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA
PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,972	2,084	2,107	2,193	2,196	2,201	2,155	2,128	2,065	2,066	2,163	2,216
Accounts (in millions)	24.9	23.8	24.7	25.7	25.7	26.3	26.5	26.4	26.2	26.3	26.6	26.3
Average Deposits	$34.2	$38.0	$39.0	$40.3	$41.9	$41.9	$41.5	$35.6	$34.1	$36.0	$35.8	$37.9
Investment Sales	$18.3	$17.5	$16.2	$13.2	$14.6	$15.4	$16.2	$13.4	$11.5	$18.3	$15.0	$12.8
Investment AUMs	$35.5	$37.8	$39.5	$40.0	$40.8	$44.0	$38.2	$29.0	$26.7	$32.8	$35.1	$34.8
Average Loans	$11.4	$13.4	$14.5	$15.6	$16.5	$17.3	$17.8	$15.9	$15.3	$16.3	$16.9	$18.0
EOP Loans:
Real Estate Lending	$2.6	$2.6	$2.5	$2.7	$2.6	$2.8	$2.7	$2.4	$2.5	$2.8	$2.8	$3.2
Commerical Markets	5.7	6.2	6.5	7.0	8.2	8.9	8.9	8.7	8.5	7.6	8.0	9.1
Personal and Other	3.6	5.2	5.9	6.2	5.5	5.6	5.5	4.6	4.4	6.1	6.9	5.9
Total EOP Loans	$11.9	$14.0	$14.9	$15.9	$16.3	$17.3	$17.1	$15.7	$15.4	$16.5	$17.7	$18.2
Net Interest Revenue as a % of Average Loans (1)	20.94%	19.60%	19.45%	19.05%	18.88%	17.17%	17.12%	17.16%	16.80%	17.23%	16.32%	16.10%
Net Credit Losses as a % of Average Loans	0.71%	(0.42)%	1.67%	2.02%	2.44%	2.97%	3.29%	2.83%	2.96%	3.45%	2.65%	3.31%
Loans 90+ Days Past Due	$140	$192	$232	$229	$331	$310	$323	$239	$280	$360	$324	$382
As a % of EOP Loans	1.18%	1.37%	1.56%	1.44%	2.03%	1.79%	1.89%	1.52%	1.82%	2.18%	1.83%	2.10%
Loans 30-89 Days Past Due	$245	$279	$294	$297	$326	$349	$332	$261	$290	$322	$299	$300
As a % of EOP Loans	2.06%	1.99%	1.97%	1.87%	2.00%	2.02%	1.94%	1.66%	1.88%	1.95%	1.69%	1.65%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.0	12.3	12.6	13.1	13.0	13.1	13.1	12.9	12.9	12.5	12.3	12.2
Purchase Sales	$5.8	$6.8	$7.4	$8.4	$8.2	$8.8	$8.5	$7.1	$5.9	$6.5	$7.2	$8.1
Average Loans (2)	$10.7	$12.3	$12.9	$14.2	$14.6	$15.3	$15.2	$12.4	$11.4	$11.9	$12.1	$12.3
EOP Loans (2)	$11.6	$12.7	$13.5	$14.6	$14.8	$15.7	$14.3	$12.1	$11.3	$12.1	$12.1	$12.4
Average Yield (3)	27.92%	28.43%	27.78%	25.81%	28.18%	29.96%	28.68%	26.68%	25.90%	24.92%	24.26%	23.80%
Net Interest Revenue as a % of Avg. Loans (4)	22.66%	25.53%	24.88%	22.99%	24.93%	27.32%	25.06%	23.08%	22.67%	22.45%	22.00%	21.35%
Net Credit Losses as a % of Average Loans	8.43%	6.64%	9.32%	8.74%	10.11%	11.24%	12.87%	13.82%	15.30%	15.86%	17.83%	15.37%
Net Credit Margin as a % of Avg. Loans (5)	25.53%	27.29%	23.52%	27.48%	22.51%	23.29%	19.31%	16.21%	16.73%	12.31%	10.29%	13.31%
Loans 90+ Days Past Due	$376	$457	$479	$552	$542	$630	$601	$566	$555	$697	$597	$553
As a % of EOP Loans	3.24%	3.60%	3.55%	3.78%	3.66%	4.01%	4.20%	4.68%	4.91%	5.76%	4.93%	4.46%
Loans 30-89 Days Past Due	$360	$505	$556	$604	$693	$780	$738	$638	$683	$685	$593	$556
As a % of EOP Loans	3.10%	3.98%	4.12%	4.14%	4.68%	4.97%	5.16%	5.27%	6.04%	5.66%	4.90%	4.48%

(1)   Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average Loans, EOP Loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances for all periods presented.

(3)   Average Yield is gross interest revenue earned divided by average loans.

(4)   Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 1 (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$1,010	$1,101	$1,148	$1,238	$1,285	$1,300	$1,268	$1,217	$1,151	$1,199	$1,201	$1,271	$4,497	$5,070	$4,822
Non-Interest Revenue	566	591	595	909	704	637	614	436	415	476	516	537	2,661	2,391	1,944
Total Revenues, Net of Interest Expense	1,576	1,692	1,743	2,147	1,989	1,937	1,882	1,653	1,566	1,675	1,717	1,808	7,158	7,461	6,766
Total Operating Expenses	832	851	879	954	1,005	986	936	963	796	845	882	999	3,516	3,890	3,522
Net Credit Losses	151	165	170	179	215	254	269	272	287	368	367	317	665	1,010	1,339
Credit Reserve Build / (Release)	41	(1)	140	35	30	94	192	119	195	156	94	78	215	435	523
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	192	164	310	214	245	348	461	391	482	524	461	395	880	1,445	1,862
Income (loss) from Continuing Operations before Taxes	552	677	554	979	739	603	485	299	288	306	374	414	2,762	2,126	1,382
Income Taxes (benefits)	112	177	139	285	193	146	119	(102)	40	27	(70)	(47)	713	356	(50)
Income (loss) from Continuing Operations	440	500	415	694	546	457	366	401	248	279	444	461	2,049	1,770	1,432
Net Income (loss) Attributable to Minority Interests	(1)	—	—	—	(1)	—	—	—	—	—	—	—	(1)	(1)	—
Net Income (Loss)	$441	$500	$415	$694	$547	$457	$366	$401	$248	$279	$444	$461	$2,050	$1,771	$1,432
Average Assets (in billions of dollars)	$85	$88	$92	$96	$100	$102	$99	$90	$86	$88	$96	$101	$90	$98	$93
Return on Assets	2.10%	2.28%	1.79%	2.87%	2.20%	1.80%	1.47%	1.77%	1.17%	1.27%	1.83%	1.81%	2.28%	1.81%	1.54%

Net Credit Losses as a % of Average Loans	0.98%	1.02%	1.01%	0.99%	1.15%	1.35%	1.47%	1.66%	1.89%	2.35%	2.21%	1.83%

Revenue by Business
Retail Banking	$1,053	$1,149	$1,191	$1,313	$1,297	$1,286	$1,193	$1,071	$1,010	$1,067	$1,076	$1,128	$4,706	$4,847	$4,281
Citi-Branded Cards	523	543	552	834	692	651	689	582	556	608	641	680	2,452	2,614	2,485
Total	$1,576	$1,692	$1,743	$2,147	$1,989	$1,937	$1,882	$1,653	$1,566	$1,675	$1,717	$1,808	$7,158	$7,461	$6,766

Income (loss) from Continuing Operations by Business
Retail Banking	$328	$385	$366	$445	$404	$354	$319	$337	$220	$273	$374	$351	$1,524	$1,414	$1,218
Citi-Branded Cards	112	115	49	249	142	103	47	64	28	6	70	110	525	356	214
Total	$440	$500	$415	$694	$546	$457	$366	$401	$248	$279	$444	$461	$2,049	$1,770	$1,432

Reclassified to conform to the current presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	619	619	627	698	714	718	722	727	704	694	693	698
Accounts (in millions)	14.7	15.0	15.3	16.9	17.2	17.2	17.5	17.0	16.6	16.6	16.2	15.9
Average Deposits	$86.7	$87.9	$89.0	$93.2	$98.2	$97.1	$92.6	$84.8	$83.1	$87.6	$91.3	$94.6
Investment Sales	$10.6	$13.4	$13.5	$15.8	$9.8	$9.5	$6.1	$2.8	$3.4	$6.2	$7.4	$8.2
Investment AUMs	$48.0	$52.3	$57.0	$59.0	$54.2	$53.1	$44.9	$35.8	$33.0	$38.1	$42.9	$44.8
Average Loans	$49.1	$50.9	$52.2	$55.7	$57.9	$57.8	$55.4	$48.8	$46.1	$46.7	$49.1	$51.2
EOP Loans:
Real Estate Lending	$23.3	$23.3	$24.1	$26.4	$27.0	$27.0	$24.2	$22.9	$21.6	$23.3	$24.9	$25.7
Commerical Markets	14.2	15.5	16.0	16.7	17.2	16.2	15.4	14.3	12.8	11.9	12.7	12.7
Personal and Other	12.4	12.8	13.3	13.8	14.0	13.7	13.1	11.9	11.7	12.2	12.8	13.0
Total EOP Loans	$49.9	$51.6	$53.4	$56.9	$58.2	$56.9	$52.7	$49.1	$46.1	$47.4	$50.4	$51.4
Net Interest Revenue as a % of Average Loans (1)	5.51%	5.72%	5.73%	5.78%	5.85%	5.89%	5.90%	6.52%	6.56%	6.57%	6.14%	6.30%
Net Credit Losses as a % of Average Loans	0.39%	0.40%	0.41%	0.40%	0.55%	0.75%	0.79%	0.90%	0.98%	1.10%	0.96%	0.68%
Loans 90+ Days Past Due	$195	$196	$208	$211	$227	$239	$211	$221	$263	$284	$262	$236
As a % of EOP Loans	0.39%	0.38%	0.39%	0.37%	0.39%	0.42%	0.40%	0.45%	0.57%	0.60%	0.52%	0.46%
Loans 30-89 Days Past Due	$419	$372	$379	$415	$535	$495	$458	$579	$516	$446	$408	$437
As a % of EOP Loans	0.84%	0.72%	0.71%	0.73%	0.92%	0.87%	0.87%	1.18%	1.12%	0.94%	0.81%	0.85%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	13.9	14.2	14.5	15.6	15.9	16.1	16.1	15.9	15.9	15.5	15.1	15.1
Purchase Sales	$11.6	$12.6	$13.1	$14.8	$14.7	$15.3	$14.9	$13.7	$11.8	$12.8	$13.8	$15.2
Average Loans (2)	$13.3	$14.0	$14.9	$16.1	$17.2	$17.7	$17.4	$16.2	$15.6	$16.2	$16.7	$17.5
EOP Loans (2)	$13.3	$14.6	$15.3	$16.8	$17.3	$18.0	$16.8	$16.8	$15.4	$16.5	$17.0	$17.9
Average Yield (3)	13.72%	13.99%	13.73%	13.81%	13.77%	13.70%	13.60%	13.45%	13.64%	13.55%	13.14%	13.15%
Net Interest Revenue as a % of Avg. Loans (4)	10.51%	10.80%	10.48%	10.54%	10.40%	10.32%	10.22%	10.26%	10.55%	10.76%	10.47%	10.40%
Net Credit Losses as a % of Average Loans	3.18%	3.30%	3.09%	3.04%	3.16%	3.35%	3.62%	3.98%	4.60%	5.94%	5.90%	5.20%
Net Credit Margin as a % of Avg. Loans (5)	12.82%	12.29%	11.64%	17.54%	13.04%	11.47%	12.16%	10.32%	9.88%	9.12%	9.33%	10.23%
Loans 90+ Days Past Due	$189	$209	$220	$239	$254	$275	$260	$274	$319	$350	$315	$277
As a % of EOP Loans	1.42%	1.43%	1.44%	1.42%	1.47%	1.53%	1.55%	1.63%	2.07%	2.12%	1.85%	1.55%
Loans 30-89 Days Past Due	$278	$283	$292	$334	$360	$394	$331	$390	$387	$381	$367	$353
As a % of EOP Loans	2.09%	1.94%	1.91%	1.99%	2.08%	2.19%	1.97%	2.32%	2.51%	2.31%	2.16%	1.97%

(1)   Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average Loans, EOP Loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances for all periods presented.

(3)   Average Yield is gross interest revenue earned divided by average loans.

(4)   Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Commissions and Fees	$733	$724	$870	$905	$777	$733	$746	$610	$440	$489	$560	$554	3,232	$2,866	$2,043
Administration and Other Fiduciary Fees	1,084	1,186	1,295	1,381	1,370	1,397	1,409	1,272	1,227	1,242	1,264	1,268	4,946	5,448	5,001
Investment Banking	1,474	1,387	1,301	1,251	870	1,397	741	326	941	1,240	1,066	1,440	5,413	3,334	4,687
Principal Transactions	2,952	2,321	695	1,181	3,099	1,802	3,052	(1,875)	6,950	880	(571)	(1,767)	7,149	6,078	5,492
Other	259	277	763	(74)	177	(36)	(243)	(1,003)	347	699	518	83	1,225	(1,105)	1,647
Total Non-Interest Revenue	6,502	5,895	4,924	4,644	6,293	5,293	5,705	(670)	9,905	4,550	2,837	1,578	21,965	16,621	18,870
Net Interest Revenue (including Dividends)	2,482	2,864	3,175	3,379	4,110	4,478	4,183	5,282	4,669	4,634	4,511	4,214	11,900	18,053	18,028

Total Revenues, Net of Interest Expense	8,984	8,759	8,099	8,023	10,403	9,771	9,888	4,612	14,574	9,184	7,348	5,792	33,865	34,674	36,898
Total Operating Expenses	5,443	5,250	4,351	5,832	5,565	5,720	4,930	4,792	3,895	4,365	4,644	4,695	20,876	21,007	17,599
Net Credit Losses	(10)	(25)	44	301	68	305	221	322	77	169	292	207	310	916	745
Provision for Unfunded Lending Commitments	—	—	26	53	—	(75)	(80)	(36)	32	83	—	23	79	(191)	138
Credit Reserve Build / (Release)	137	8	40	31	27	203	294	790	312	612	166	(194)	216	1,314	896
Provision for Benefits & Claims	—	—	1	—	—	—	—	—	—	—	—	—	1	—	—
Provision for Credit Losses and for Benefits and Claims	127	(17)	111	385	95	433	435	1,076	421	864	458	36	606	2,039	1,779
Income (loss) from Continuing Operations before Taxes	3,414	3,526	3,637	1,806	4,743	3,618	4,523	(1,256)	10,258	3,955	2,246	1,061	12,383	11,628	17,520
Income Taxes (benefits)	775	848	1,038	262	1,174	1,168	1,279	(1,412)	3,218	1,143	460	(222)	2,923	2,209	4,599
Income from Continuing Operations	2,639	2,678	2,599	1,544	3,569	2,450	3,244	156	7,040	2,812	1,786	1,283	9,460	9,419	12,921
Net Income (loss) Attributable to Minority Interests	14	8	(14)	37	12	17	11	(22)	(3)	3	23	45	45	18	68
Net Income	$2,625	$2,670	$2,613	$1,507	$3,557	$2,433	$3,233	$178	$7,043	$2,809	$1,763	$1,238	$9,415	$9,401	$12,853

Average Assets (in billions of dollars)	$1,044	$1,167	$1,269	$1,195	$1,176	$1,097	$973	$982	$874	$829	$847	$866	$1,169	$1,057	$854
Return on Assets	1.02%	0.92%	0.82%	0.50%	1.22%	0.89%	1.32%	0.07%	3.27%	1.36%	0.83%	0.57%	0.81%	0.89%	1.50%

Revenue by Region
North America	$3,511	$2,830	$2,457	$2,222	$4,362	$3,894	$4,532	$194	$5,605	$2,377	$1,944	$1,433	$11,020	$12,982	$11,359
EMEA	2,827	2,963	2,397	2,596	2,620	2,925	2,349	1,746	5,066	3,418	3,047	1,907	10,783	9,640	13,438
Latin America	992	1,032	1,139	1,201	1,022	1,097	849	845	1,143	1,389	1,042	1,220	4,364	3,813	4,794
Asia	1,654	1,934	2,106	2,004	2,399	1,855	2,158	1,827	2,760	2,000	1,315	1,232	7,698	8,239	7,307
Total	$8,984	$8,759	$8,099	$8,023	$10,403	$9,771	$9,888	$4,612	$14,574	$9,184	$7,348	$5,792	$33,865	$34,674	$36,898

Income (loss) from Continuing Operations by Region
North America	$836	$744	$780	$8	$1,709	$694	$1,501	$(1,186)	$2,635	$149	$159	$57	$2,368	$2,718	$3,000
EMEA	751	905	633	138	476	681	451	226	2,497	1,096	858	262	2,427	1,834	4,713
Latin America	423	448	458	573	453	491	405	352	572	677	367	524	1,902	1,701	2,140
Asia	629	581	728	825	931	584	887	764	1,336	890	402	440	2,763	3,166	3,068
Total	$2,639	$2,678	$2,599	$1,544	$3,569	$2,450	$3,244	$156	$7,040	$2,812	$1,786	$1,283	$9,460	$9,419	$12,921

Average Loans by Region (in billions)
North America	$50	$57	$63	$65	$58	$55	$59	$58	$57	$55	$49	$46	$59	$58	$52
EMEA	49	60	61	59	62	56	51	55	48	48	43	41	57	56	45
Latin America	24	28	28	26	27	26	25	22	21	21	22	22	27	25	22
Asia	32	40	41	40	40	37	36	35	30	28	27	28	38	37	28
Total	$155	$185	$193	$190	$187	$174	$171	$170	$156	$152	$141	$137	$181	$176	$147

Reclassified to conform to the current presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$1,593	$1,869	$2,059	$2,125	$2,815	$3,164	$2,761	$3,828	$3,263	$3,179	$3,118	$2,817	$7,646	$12,568	$12,377
Non-Interest Revenue	5,710	4,995	3,906	3,510	5,171	4,128	4,561	(1,700)	8,937	3,522	1,773	500	18,121	12,160	14,732
Total Revenues, Net of Interest Expense	7,303	6,864	5,965	5,635	7,986	7,292	7,322	2,128	12,200	6,701	4,891	3,317	25,767	24,728	27,109
Total Operating Expenses	4,434	4,156	3,155	4,497	4,305	4,385	3,678	3,483	2,821	3,277	3,503	3,483	16,242	15,851	13,084
Net Credit Losses	(12)	(24)	44	298	67	302	223	306	74	172	294	202	306	898	742
Provision for Unfunded Lending Commitments	—	—	26	53	—	(75)	(74)	(36)	32	83	—	23	79	(185)	138
Credit Reserve Build / (Release)	136	14	40	60	26	195	297	773	314	604	171	(197)	250	1,291	892
Provision for Benefits & Claims	—	—	1	—	—	—	—	—	—	—	—	—	1	—	—
Provision for Loan Losses and for Benefits and Claims	124	(10)	111	411	93	422	446	1,043	420	859	465	28	636	2,004	1,772
Income (loss) from Continuing Operations before Taxes	2,745	2,718	2,699	727	3,588	2,485	3,198	(2,398)	8,959	2,565	923	(194)	8,889	6,873	12,253
Income Taxes (benefits)	599	614	731	(59)	830	824	872	(1,719)	2,823	727	76	(558)	1,885	807	3,068
Income (loss) from Continuing Operations	2,146	2,104	1,968	786	2,758	1,661	2,326	(679)	6,136	1,838	847	364	7,004	6,066	9,185
Net Income (loss) Attributable to Minority Interests	10	4	(19)	30	4	8	2	(27)	1	—	18	36	25	(13)	55
Net Income (Loss)	$2,136	$2,100	$1,987	$756	$2,754	$1,653	$2,324	$(652)	$6,135	$1,838	$829	$328	$6,979	$6,079	$9,130

Average Assets (in billions of dollars)	981	1,096	1,197	1,124	1,103	1,024	903	913	816	770	787	805	1,100	986	794
Return on Assets	0.88%	0.77%	0.66%	0.27%	1.00%	0.65%	1.02%	(0.28)%	3.05%	0.96%	0.42%	0.16%	0.63%	0.62%	1.15%

Revenue Details:
Investment Banking:
Advisory (1)	$408	$377	$412	$507	$284	$259	$265	$230	$227	$130	$186	$211	$1,704	$1,038	$754
Equity Underwriting	380	375	269	340	158	419	47	5	143	279	258	705	1,364	629	1,385
Debt Underwriting	770	654	598	492	389	658	308	229	613	752	720	543	2,514	1,584	2,628
Total Investment Banking	1,558	1,406	1,279	1,339	831	1,336	620	464	983	1,161	1,164	1,459	5,582	3,251	4,767
Lending	386	339	619	564	1,022	(200)	1,439	2,510	(363)	(1,104)	(794)	(219)	1,908	4,771	(2,480)
Equity Markets	1,550	1,674	1,131	847	1,161	1,526	550	(359)	1,605	1,101	446	31	5,202	2,878	3,183
Fixed Income Markets	3,541	3,017	2,601	2,626	4,889	4,363	4,549	(195)	10,023	5,569	4,024	1,680	11,785	13,606	21,296
Private Bank	578	592	629	687	637	597	567	525	504	481	522	561	2,486	2,326	2,068
Other Securities and Banking	(310)	(164)	(294)	(428)	(554)	(330)	(403)	(817)	(552)	(507)	(471)	(195)	(1,196)	(2,104)	(1,725)
Total Securities and Banking Revenues	$7,303	$6,864	$5,965	$5,635	$7,986	$7,292	$7,322	$2,128	$12,200	$6,701	$4,891	$3,317	$25,767	$24,728	$27,109

(1)  Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

Reclassified to conform to the current presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$889	$995	$1,116	$1,254	$1,295	$1,314	$1,422	$1,454	$1,406	$1,455	$1,393	$1,397	$4,254	$5,485	$5,651
Non-Interest Revenue	792	900	1,018	1,134	1,122	1,165	1,144	1,030	968	1,028	1,064	1,078	3,844	4,461	4,138
Total Revenues, Net of Interest Expense	1,681	1,895	2,134	2,388	2,417	2,479	2,566	2,484	2,374	2,483	2,457	2,475	8,098	9,946	9,789
Total Operating Expenses	1,009	1,094	1,196	1,335	1,260	1,335	1,252	1,309	1,074	1,088	1,141	1,212	4,634	5,156	4,515
Net Credit Losses	2	(1)	—	3	1	3	(2)	16	3	(3)	(2)	5	4	18	3
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(6)	—	—	—	—	—	—	(6)	—
Credit Reserve Build / (Release)	1	(6)	—	(29)	1	8	(3)	17	(2)	8	(5)	3	(34)	23	4
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	3	(7)	—	(26)	2	11	(11)	33	1	5	(7)	8	(30)	35	7
Income (loss) from Continuing Operations before Taxes	669	808	938	1,079	1,155	1,133	1,325	1,142	1,299	1,390	1,323	1,255	3,494	4,755	5,267
Income Taxes	176	234	307	321	344	344	407	307	395	416	384	336	1,038	1,402	1,531
Income (loss) from Continuing Operations	493	574	631	758	811	789	918	835	904	974	939	919	2,456	3,353	3,736
Net Income (loss) Attributable to Minority Interests	4	4	5	7	8	9	9	5	(4)	3	5	9	20	31	13
Net Income (Loss)	$489	$570	$626	$751	$803	$780	$909	$830	$908	$971	$934	$910	$2,436	$3,322	$3,723

Average Assets (in billions of dollars)	$63	$71	$72	$71	$73	$73	$70	$69	$58	$59	$60	$61	$69	$71	$60
Return on Assets	3.15%	3.22%	3.45%	4.20%	4.42%	4.30%	5.17%	4.79%	6.35%	6.60%	6.18%	5.92%	3.53%	4.69%	6.19%

Revenue Details
Treasury and Trade Solutions	$1,148	$1,240	$1,365	$1,532	$1,554	$1,623	$1,720	$1,754	$1,750	$1,793	$1,794	$1,764	5,285	$6,651	$7,101
Securities and Fund Services	533	655	769	856	863	856	846	730	624	690	663	711	2,813	3,295	2,688
Total	$1,681	$1,895	$2,134	$2,388	$2,417	$2,479	$2,566	$2,484	$2,374	$2,483	$2,457	$2,475	$8,098	$9,946	$9,789

Average Deposits and Other Customer Liability Balances (in billions)
North America	$51	$60	$55	$62	$62	$52	$55	$78	$76	73	81	85
EMEA	79	88	94	99	105	110	109	106	97	100	104	110
Latin America	12	12	18	20	20	20	19	18	17	18	20	24
Asia	73	79	89	96	96	93	90	90	88	97	109	116
Total	$215	$239	$256	$277	$283	$275	$273	$292	$278	$288	$314	$335

EOP Assets Under Custody (in trillions of dollars)	$10.7	$11.3	$12.7	$13.1	$13.3	$13.2	$12.2	$11.0	$10.5	$11.4	$12.1	$12.1

Reclassified to conform to the current presentation.

CITICORP North America (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$1,490	$1,845	$1,779	$1,949	$2,578	$2,640	$2,664	$3,546	$3,143	$3,186	$3,081	$2,984	$7,063	$11,428	$12,394
Non-Interest Revenue	4,625	3,548	3,324	3,011	4,426	3,507	3,576	(1,348)	4,965	1,373	880	323	14,508	10,161	7,541
Total Revenues, Net of Interest Expense (1)	6,115	5,393	5,103	4,960	7,004	6,147	6,240	2,198	8,108	4,559	3,961	3,307	21,571	21,589	19,935
Total Operating Expenses	4,120	3,574	3,042	4,364	3,785	4,191	3,595	6,049	3,050	3,462	3,295	3,386	15,100	17,620	13,193
Net Credit Losses	138	118	117	448	165	333	257	86	488	352	363	330	821	841	1,533
Credit Reserve Build / (Release)	(24)	178	(102)	118	218	321	234	984	290	238	132	2	170	1,757	662
Provision for Benefits & Claims	(1)	(2)	2	(4)	—	2	—	2	13	15	14	8	(5)	4	50
Provision Unfunded Lending Commitments	—	—	26	53	—	(75)	(80)	(36)	32	83	—	5	79	(191)	120
Provision for Credit Losses and for Benefits and Claims	113	294	43	615	383	581	411	1,036	823	688	509	345	1,065	2,411	2,365
Income (loss) from Continuing Operations before Taxes	1,882	1,525	2,018	(19)	2,836	1,375	2,234	(4,887)	4,235	409	157	(424)	5,406	1,558	4,377
Income Taxes (benefits)	507	368	663	(383)	707	536	741	(1,640)	1,243	121	(208)	(509)	1,155	344	647
Income (loss) from Continuing Operations	1,375	1,157	1,355	364	2,129	839	1,493	(3,247)	2,992	288	365	85	4,251	1,214	3,730
Net Income (loss) Attributable to Minority Interests	(1)	(13)	(2)	2	(3)	1	(16)	(34)	(5)	(6)	16	24	(14)	(52)	29
Net Income (Loss)	$1,376	$1,170	$1,357	$362	$2,132	$838	$1,509	$(3,213)	$2,997	$294	$349	$61	$4,265	$1,266	$3,701

Average Assets (in billions of dollars)	$620	$660	$683	$647	$647	$635	$549	$568	$497	$426	$463	$441	$653	$599	$457
Return on Assets	0.90%	0.71%	0.79%	0.22%	1.33%	0.53%	1.09%	(2.25)%	2.45%	0.28%	0.30%	0.05%	0.65%	0.21%	0.81%

Revenue by Business
Retail Banking	$906	$1,040	$970	$1,163	$1,158	$1,094	$1,240	$1,121	$1,296	$1,376	$1,333	$1,232	$4,079	$4,613	$5,237
Citi-Branded Cards	1,698	1,523	1,676	1,575	1,484	1,159	468	883	1,207	806	684	642	6,472	3,994	3,339
Regional Consumer Banking	2,604	2,563	2,646	2,738	2,642	2,253	1,708	2,004	2,503	2,182	2,017	1,874	10,551	8,607	8,576
Securities and Banking	3,180	2,456	2,003	1,735	3,856	3,383	3,992	(410)	5,016	1,721	1,301	795	9,374	10,821	8,833
Transaction Sevices	331	374	454	487	506	511	540	604	589	656	643	638	1,646	2,161	2,526
Total GAAP Revenues	6,115	5,393	5,103	4,960	7,004	6,147	6,240	2,198	8,108	4,559	3,961	3,307	21,571	21,589	19,935
Net Impact of Credit Card Securitization Activity (1)	508	612	609	813	964	1,247	1,892	1,602	1,484	1,644	1,800	1,744	2,542	5,705	6,672
Total Managed Revenues	$6,623	$6,005	$5,712	$5,773	$7,968	$7,394	$8,132	$3,800	$9,592	$6,203	$5,761	$5,051	$24,113	$27,294	$26,607

GAAP Net Credit Losses	$138	$118	$117	$448	$165	$333	$257	$86	$488	$352	$363	$330	$821	$841	$1,533
Impact of Credit Card Securitization Activity (1)	619	658	686	770	880	1,043	1,123	1,253	1,491	1,837	1,876	1,727	2,733	4,299	6,931
Total Managed Net Credit Losses	$757	$776	$803	$1,218	$1,045	$1,376	$1,380	$1,339	$1,979	$2,189	$2,239	$2,057	$3,554	$5,140	$8,464

Income (loss) from Continuing Operations by Business
Retail Banking	$(28)	$47	$7	$101	$77	$36	$179	$(2,006)	$241	$242	$193	$129	$127	$(1,714)	$805
Citi-Branded Cards	567	366	568	255	343	109	(187)	(55)	116	(103)	13	(101)	1,756	210	(75)
Regional Consumer Banking	539	413	575	356	420	145	(8)	(2,061)	357	139	206	28	1,883	(1,504)	730
Securities and Banking	806	691	715	(53)	1,621	633	1,407	(1,266)	2,497	(32)	7	(87)	2,159	2,395	2,385
Transaction Sevices	30	53	65	61	88	61	94	80	138	181	152	144	209	323	615
Total	$1,375	$1,157	$1,355	$364	$2,129	$839	$1,493	$(3,247)	$2,992	$288	$365	$85	$4,251	$1,214	$3,730

(1)	Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.
Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.
Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending — Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

Reclassified to conform to the current presentation.

CITICORP EMEA (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$917	$1,183	$1,190	$1,226	$1,325	$1,608	$1,330	$1,641	$1,495	$1,427	$1,430	$1,332	$4,516	$5,904	$5,684
Non-Interest Revenue	2,240	2,154	1,617	1,843	1,756	1,825	1,517	503	3,931	2,385	2,032	961	7,854	5,601	9,309
Total Revenues, Net of Interest Expense	3,157	3,337	2,807	3,069	3,081	3,433	2,847	2,144	5,426	3,812	3,462	2,293	12,370	11,505	14,993
Total Operating Expenses	2,128	2,226	1,788	2,415	2,356	2,240	1,971	1,808	1,495	1,576	1,863	1,751	8,557	8,375	6,685
Net Credit Losses	25	11	70	96	89	164	182	434	149	251	346	328	202	869	1,074
Credit Reserve Build / (Release)	159	20	148	93	33	21	193	130	107	655	87	(50)	420	377	799
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	19	—	—	19
Provision for Credit Losses and for Benefits and Claims	184	31	218	189	122	185	375	564	256	906	433	297	622	1,246	1,892
Income (loss) from Continuing Operations before Taxes	845	1,080	801	465	603	1,008	501	(228)	3,675	1,330	1,166	245	3,191	1,884	6,416
Income Taxes (benefits)	109	146	141	272	108	290	19	(417)	1,211	344	331	26	668	—	1,912
Income (loss) from Continuing Operations	736	934	660	193	495	718	482	189	2,464	986	835	219	2,523	1,884	4,504
Net Income (loss) Attributable to Minority Interests	17	25	21	22	21	21	28	13	1	8	8	20	85	83	37
Net Income (Loss)	$719	$909	$639	$171	$474	$697	$454	$176	$2,463	$978	$827	$199	$2,438	$1,801	$4,467
Average Assets (in billions of dollars)	$301	$344	$362	$347	$346	$293	$266	$246	$227	$241	$223	$242	$339	$288	$233
Return on Assets	0.97%	1.06%	0.70%	0.20%	0.55%	0.96%	0.68%	0.28%	4.40%	1.63%	1.47%	0.33%	0.72%	0.63%	1.91%

Revenue by Business
Retail Banking	$218	$247	$271	$303	$296	$325	$310	$229	$205	$234	$237	$213	$1,039	$1,160	$889
Citi-Branded Cards	112	127	139	170	165	183	188	169	155	160	178	173	548	705	666
Regional Consumer Banking	330	374	410	473	461	508	498	398	360	394	415	386	$1,587	$1,865	$1,555
Securities and Banking	2,188	2,235	1,614	1,747	1,736	1,978	1,396	853	4,222	2,558	2,202	1,067	7,784	5,963	10,049
Transaction Sevices	639	728	783	849	884	947	953	893	844	860	845	840	2,999	3,677	3,389
Total	$3,157	$3,337	$2,807	$3,069	$3,081	$3,433	$2,847	$2,144	$5,426	$3,812	$3,462	$2,293	$12,370	$11,505	$14,993

Income (loss) from Continuing Operations by Business
Retail Banking	$(33)	$6	$4	$15	$(8)	$6	$(2)	$(53)	$(41)	$(76)	$(23)	$(39)	$(8)	$(57)	$(179)
Citi-Branded Cards	18	23	23	40	27	31	33	16	8	(34)	—	(4)	104	107	(30)
Regional Consumer Banking	(15)	29	27	55	19	37	31	(37)	(33)	(110)	(23)	(43)	$96	$50	$(209)
Securities and Banking	568	695	436	(88)	198	382	103	(95)	2,171	746	550	(41)	1,611	588	3,426
Transaction Sevices	183	210	197	226	278	299	348	321	326	350	308	303	816	1,246	1,287
Total	$736	$934	$660	$193	$495	$718	$482	$189	$2,464	$986	$835	$219	$2,523	$1,884	$4,504

Reclassified to conform to the current presentation.

CITICORP LATIN AMERICA (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$1,635	$1,945	$2,124	$2,200	$2,283	$2,442	$2,390	$2,014	$1,871	$2,069	$2,133	$2,118	$7,904	$9,129	$8,191
Non-Interest Revenue	1,303	1,226	1,285	1,596	1,156	1,204	964	848	1,196	1,270	880	1,174	5,410	4,172	4,520
Total Revenues, Net of Interest Expense	2,938	3,171	3,409	3,796	3,439	3,646	3,354	2,862	3,067	3,339	3,013	3,292	13,314	13,301	12,711
Total Operating Expenses	1,404	1,575	1,740	1,709	1,398	1,733	1,760	5,840	1,271	1,421	1,475	1,670	6,428	10,731	5,837
Net Credit Losses	230	157	341	336	475	552	626	526	468	611	651	631	1,064	2,179	2,361
Credit Reserve Build / (Release)	9	149	215	114	210	154	220	391	273	196	210	(20)	487	975	659
Provision for Benefits & Claims	52	26	47	44	43	38	50	41	29	27	29	29	169	172	114
Provision Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Provision for Credit Losses and for Benefits and Claims	291	332	603	494	728	744	896	958	770	834	890	638	1,720	3,326	3,132
Income (loss) from Continuing Operations before Taxes	1,243	1,264	1,066	1,593	1,313	1,169	698	(3,936)	1,026	1,084	648	984	5,166	(756)	3,742
Income Taxes (benefits)	350	348	292	438	349	283	121	(127)	235	291	204	347	1,428	626	1,077
Income (loss) from Continuing Operations	893	916	774	1,155	964	886	577	(3,809)	791	793	444	637	3,738	(1,382)	2,665
Net Income (loss) Attributable to Minority Interests	—	1	1	—	—	—	—	—	—	—	—	(1)	2	—	(1)
Net Income (Loss)	$893	$915	$773	$1,155	$964	$886	$577	$(3,809)	$791	$793	$444	$638	$3,736	$(1,382)	$2,666
Average Assets (in billions of dollars)	$127	$142	$148	$152	$149	$155	$152	$139	$127	$140	$141	$144	$142	149	$138
Return on Assets	2.85%	2.58%	2.07%	3.01%	2.60%	2.30%	1.51%	(10.90)%	2.53%	2.27%	1.25%	1.76%	2.63%	(0.93)%	1.93%

Revenue by Business
Retail Banking	$1,052	$1,097	$1,199	$1,302	$1,235	$1,238	$1,252	$1,082	$1,026	$1,112	$1,114	$1,183	$4,650	$4,807	$4,435
Citi-Branded Cards	894	1,042	1,071	1,293	1,182	1,311	1,253	935	898	838	857	889	4,300	4,681	3,482
Regional Consumer Banking	1,946	2,139	2,270	2,595	2,417	2,549	2,505	2,017	1,924	1,950	1,971	2,072	$8,950	$9,488	$7,917
Securities and Banking	739	754	830	842	682	723	471	498	800	1,049	705	867	3,165	2,374	3,421
Transaction Sevices	253	278	309	359	340	374	378	347	343	340	337	353	1,199	1,439	1,373
Total	$2,938	$3,171	$3,409	$3,796	$3,439	$3,646	$3,354	$2,862	$3,067	$3,339	$3,013	$3,292	$13,314	$13,301	$12,711

Income (loss) from Continuing Operations by Business
Retail Banking	$233	$278	$209	$311	$392	$210	$182	$(4,019)	$230	$196	$154	$169	$1,031	$(3,235)	$749
Citi-Branded Cards	237	190	107	271	119	185	(10)	(142)	(11)	(80)	(77)	(56)	805	152	(224)
Regional Consumer Banking	470	468	316	582	511	395	172	(4,161)	219	116	77	113	$1,836	$(3,083)	$525
Securities and Banking	333	345	335	426	312	340	246	215	412	527	219	378	1,439	1,113	1,536
Transaction Sevices	90	103	123	147	141	151	159	137	160	150	148	146	463	588	604
Total	$893	$916	$774	$1,155	$964	$886	$577	$(3,809)	$791	$793	$444	$637	$3,738	$(1,382)	$2,665

Reclassified to conform to the current presentation.

CITICORP ASIA (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$1,630	$1,539	$1,851	$1,953	$2,140	$2,274	$2,310	$2,143	$2,002	$2,092	$2,083	$1,986	$6,973	$8,867	$8,163
Non-Interest Revenue	1,600	2,087	1,998	2,198	2,248	1,518	1,730	1,337	2,324	1,583	949	1,054	7,883	6,833	5,910
Total Revenues, Net of Interest Expense	3,230	3,626	3,849	4,151	4,388	3,792	4,040	3,480	4,326	3,675	3,032	3,040	14,856	15,700	14,073
Total Operating Expenses	1,664	1,888	1,964	1,968	2,071	2,014	1,895	1,919	1,583	1,609	1,789	1,944	7,484	7,899	6,925
Net Credit Losses	149	166	173	153	212	249	265	369	146	361	374	306	641	1,095	1,187
Credit Reserve Build / (Release)	46	(6)	113	(89)	21	98	163	14	328	142	93	32	64	296	595
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	1	—	—	1
Provision for Credit Losses and for Benefits and Claims	195	160	286	64	233	347	428	383	474	503	467	339	705	1,391	1,783
Income (loss) from Continuing Operations before Taxes	1,371	1,578	1,599	2,119	2,084	1,431	1,717	1,178	2,269	1,563	776	757	6,667	6,410	5,365
Income Taxes (benefits)	302	497	456	600	607	390	464	13	685	394	(70)	(144)	1,855	1,474	865
Income (loss) from Continuing Operations	1,069	1,081	1,143	1,519	1,477	1,041	1,253	1,165	1,584	1,169	846	901	4,812	4,936	4,500
Net Income (loss) Attributable to Minority Interests	—	1	(29)	18	(5)	(1)	4	—	1	1	1	—	(10)	(2)	3
Net Income (Loss)	$1,069	$1,080	$1,172	$1,501	$1,482	$1,042	$1,249	$1,165	$1,583	$1,168	$845	$901	$4,822	$4,938	$4,497
Average Assets (in billions of dollars)	$228	$266	$326	$307	$304	$296	$280	$276	$252	$261	$268	$292	$282	289	$268
Return on Assets	1.90%	1.63%	1.43%	1.94%	1.96%	1.42%	1.77%	1.68%	2.55%	1.79%	1.25%	1.22%	1.71%	1.71%	1.67%

Revenue by Business
Retail Banking	$1,053	$1,149	$1,191	$1,313	$1,297	$1,286	$1,193	$1,071	$1,010	$1,067	$1,076	$1,128	$4,706	$4,847	$4,281
Citi-Branded Cards	523	543	552	834	692	651	689	582	556	608	641	680	2,452	2,614	2,485
Regional Consumer Banking	1,576	1,692	1,743	2,147	1,989	1,937	1,882	1,653	1,566	1,675	1,717	1,808	$7,158	$7,461	$6,766
Securities and Banking	1,196	1,419	1,518	1,311	1,712	1,208	1,463	1,187	2,162	1,373	683	588	5,444	5,570	4,806
Transaction Sevices	458	515	588	693	687	647	695	640	598	627	632	644	2,254	2,669	2,501
Total	$3,230	$3,626	$3,849	$4,151	$4,388	$3,792	$4,040	$3,480	$4,326	$3,675	$3,032	$3,040	$14,856	$15,700	$14,073

Income (loss) from Continuing Operations by Business
Retail Banking	$328	$385	$366	$445	$404	$354	$319	$337	$220	$273	$374	$351	$1,524	$1,414	$1,218
Citi-Branded Cards	112	115	49	249	142	103	47	64	28	6	70	110	525	356	214
Regional Consumer Banking	440	500	415	694	546	457	366	401	248	279	444	461	$2,049	$1,770	$1,432
Securities and Banking	439	373	482	501	627	306	570	467	1,056	597	71	114	1,795	1,970	1,838
Transaction Sevices	190	208	246	324	304	278	317	297	280	293	331	326	968	1,196	1,230
Total	$1,069	$1,081	$1,143	$1,519	$1,477	$1,041	$1,253	$1,165	$1,584	$1,169	$846	$901	$4,812	$4,936	$4,500

Reclassified to conform to the current presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009
Revenues
Net interest revenue	$4,958	$5,079	$5,366	$5,544	$5,301	$5,597	$5,384	$4,810	$5,057	$4,162	$3,732	$3,188	20,947	$21,092	$16,139
Non-interest revenue	4,599	5,510	1,220	(14,776)	(10,622)	(3,770)	(5,142)	(9,796)	(1,963)	11,163	2,518	1,271	(3,447)	(29,330)	12,989
Total revenues, net of interest expense	9,557	10,589	6,586	(9,232)	(5,321)	1,827	242	(4,986)	3,094	15,325	6,250	4,459	17,500	(8,238)	29,128

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,399	1,495	1,750	2,557	2,695	3,012	3,590	4,729	6,027	6,781	6,234	5,543	7,201	14,026	24,585
Credit Reserve Build / (Release)	417	97	1,755	3,496	1,457	2,079	3,213	4,509	1,637	2,645	281	742	5,765	11,258	5,305
Provision for loan losses	1,816	1,592	3,505	6,053	4,152	5,091	6,803	9,238	7,664	9,426	6,515	6,285	12,966	25,284	29,890
Provision for Benefits & Claims	210	172	187	201	233	220	224	551	290	267	280	257	770	1,228	1,094
Provision for unfunded lending commitments	—	—	24	47	—	(68)	(70)	(34)	28	52	—	26	71	(172)	106
Total provisions for credit losses and for benefits and claims	2,026	1,764	3,716	6,301	4,385	5,243	6,957	9,755	7,982	9,745	6,795	6,568	13,807	26,340	31,090

Total operating expenses	4,388	4,772	5,031	5,165	5,669	5,039	4,862	8,534	4,185	3,609	2,962	3,008	19,356	24,104	13,764

Income (Loss) from Continuing Operations before Income Taxes	3,143	4,053	(2,161)	(20,698)	(15,375)	(8,455)	(11,577)	(23,275)	(9,073)	1,971	(3,507)	(5,117)	(15,663)	(58,682)	(15,726)
Provision (benefits) for income taxes	1,138	1,476	(871)	(7,948)	(5,808)	(3,179)	(4,439)	(8,759)	(3,588)	789	(1,513)	(2,566)	(6,205)	(22,185)	(6,878)

Income (Loss) from Continuing Operations	2,005	2,577	(1,290)	(12,750)	(9,567)	(5,276)	(7,138)	(14,516)	(5,485)	1,182	(1,994)	(2,551)	(9,458)	(36,497)	(8,848)
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	31	85	10	92	(30)	52	(109)	(285)	(11)	(37)	49	28	218	(372)	29
Citi Holding’s Net Income (Loss)	$1,974	$2,492	$(1,300)	$(12,842)	$(9,537)	$(5,328)	$(7,029)	$(14,231)	$(5,474)	$1,219	$(2,043)	$(2,579)	$(9,676)	$(36,125)	$(8,877)

Balance Sheet Data (in billions):

Total EOP Assets	$658	$698	$794	$823	$827	$762	$705	$650	$599	$582	$556	$487	$823	$650	$487

Total EOP Deposits	$64	$75	$75	$77	$88	$81	$81	$81	$85	$84	$87	$89	$77	$81	$89

Total GAAP Revenues	$9,557	$10,589	$6,586	$(9,232)	$(5,321)	$1,827	$242	$(4,986)	$3,094	$15,325	$6,250	$4,459	$17,500	$(8,238)	$29,128
Net Impact of Credit Card Securitization Activity (1)	421	386	515	387	646	769	1,687	824	968	1,482	952	733	1,709	3,926	4,135
Total Managed Revenues	$9,978	$10,975	$7,101	$(8,845)	$(4,675)	$2,596	$1,929	$(4,162)	$4,062	$16,807	$7,202	$5,192	$19,209	$(4,312)	$33,263

GAAP Net Credit Losses	$1,399	$1,495	$1,750	$2,557	$2,695	$3,012	$3,590	$4,729	$6,027	$6,781	$6,234	$5,543	$7,201	$14,026	$24,585
Impact of Credit Card Securitization Activity (1)	531	499	512	501	711	725	812	862	1,057	1,278	1,137	1,118	2,043	3,110	4,590
Total Managed Net Credit Losses	$1,930	$1,994	$2,262	$3,058	$3,406	$3,737	$4,402	$5,591	$7,084	$8,059	$7,371	$6,661	$9,244	$17,136	$29,175

(1)	Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.
Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.
Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

Reclassified to conform to the current presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$290	$210	$247	$255	$196	$255	$334	$495	$364	$162	$(82)	$(54)	$1,002	$1,280	$390
Non-Interest Revenue	2,057	2,507	2,339	2,324	2,076	2,101	1,631	875	1,243	12,058	607	325	9,227	6,683	14,233
Total Revenues, Net of Interest Expense	2,347	2,717	2,586	2,579	2,272	2,356	1,965	1,370	1,607	12,220	525	271	10,229	7,963	14,623
Total Operating Expenses	1,774	1,991	1,985	1,943	2,381	1,936	2,016	2,640	1,499	1,044	307	291	7,693	8,973	3,141
Net Credit Losses	2	—	(1)	—	9	—	—	—	—	—	1	—	1	9	1
Credit Reserve Build / (Release)	—	(1)	1	2	1	9	(3)	1	43	3	(11)	1	2	8	36
Provision for Benefits & Claims	—	—	—	4	11	7	9	9	11	8	8	13	4	36	40
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	(5)	—	—	(5)
Provision for Loan Losses and for Benefits and Claims	2	(1)	—	6	21	16	6	10	54	11	(2)	9	7	53	72
Income (loss) from Continuing Operations before Taxes	571	727	601	630	(130)	404	(57)	(1,280)	54	11,165	220	(29)	2,529	(1,063)	11,410
Income Taxes (benefits)	221	224	233	205	18	157	21	(408)	20	4,390	130	(67)	883	(212)	4,473
Income (loss) from Continuing Operations	350	503	368	425	(148)	247	(78)	(872)	34	6,775	90	38	1,646	(851)	6,937
Net Income (loss) Attributable to Minority Interests	—	8	13	14	(11)	49	(98)	(119)	(17)	6	16	7	35	(179)	12
Net Income (Loss)	$350	$495	$355	$411	$(137)	$198	$20	$(753)	$51	$6,769	$74	$31	$1,611	$(672)	$6,925
EOP Assets (in billions of dollars)	$27	$48	$52	$50	$62	$58	$57	$53	$47	$51	$54	$30	$50	$53	$30

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	27	$28	$30	$30	$39	$37	$37	$31	$28	$32	$32	$30	$30	$31	$30

EOP Deposits (in billions of dollars)	$40	$38	$37	$46	$54	$50	$53	$58	$59	$56	$60	$60	$46	$58	$60

Reclassified to conform to the current presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$4,305	$4,408	$4,428	$4,559	$4,427	$4,599	$4,399	$3,711	$3,704	$3,185	$3,272	$2,834	$17,700	$17,136	$12,995
Non-Interest Revenue	1,768	1,799	2,573	2,027	2,734	1,454	768	1,406	2,317	296	1,090	1,067	8,167	6,362	4,770
Total Revenues, Net of Interest Expense (1)	6,073	6,207	7,001	6,586	7,161	6,053	5,167	5,117	6,021	3,481	4,362	3,901	25,867	23,498	17,765
Total Operating Expenses	2,437	2,556	2,822	2,889	3,016	2,863	2,662	5,697	2,470	2,376	2,442	2,511	10,704	14,238	9,799
Net Credit Losses	1,399	1,469	1,742	2,154	2,637	2,973	3,476	4,025	4,517	5,144	4,912	4,612	6,764	13,111	19,185
Credit Reserve Build / (Release)	318	144	1,647	3,335	1,292	1,852	2,699	2,730	1,562	2,784	577	876	5,444	8,573	5,799
Provision for Benefits & Claims	210	172	187	197	222	213	215	542	279	259	272	244	766	1,192	1,054
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	1,927	1,785	3,576	5,686	4,151	5,038	6,390	7,297	6,358	8,187	5,761	5,732	12,974	22,876	26,038
Income (loss) from Continuing Operations before Taxes	1,709	1,866	603	(1,989)	(6)	(1,848)	(3,885)	(7,877)	(2,807)	(7,082)	(3,841)	(4,342)	2,189	(13,616)	(18,072)
Income Taxes (benefits)	579	629	151	(823)	(43)	(661)	(1,558)	(2,997)	(1,236)	(2,735)	(1,699)	(1,986)	536	(5,259)	(7,656)
Income (loss) from Continuing Operations	1,130	1,237	452	(1,166)	37	(1,187)	(2,327)	(4,880)	(1,571)	(4,347)	(2,142)	(2,356)	1,653	(8,357)	(10,416)
Net Income (loss) Attributable to Minority Interests	8	13	5	8	4	8	1	(1)	7	5	13	9	34	12	34
Net Income (Loss)	$1,122	$1,224	$447	$(1,174)	$33	$(1,195)	$(2,328)	$(4,879)	$(1,578)	$(4,352)	$(2,155)	$(2,365)	$1,619	$(8,369)	$(10,450)

Average Assets (in billions of dollars)	$446	$467	$459	$455	$442	$435	$414	$390	$368	$358	$345	$333	$457	$420	$351
EOP Assets (in billions of dollars)	$459	$457	$457	$445	$442	$428	$409	$378	$359	$351	$339	$321	$445	$378	$321

Net Credit Losses as a % of Average Loans	1.80%	1.78%	2.01%	2.36%	2.96%	3.37%	4.09%	4.85%	5.74%	6.74%	6.59%	6.47%

Revenue by Business
International	$1,213	$1,272	$2,006	$1,159	$2,004	$1,300	$1,154	$887	$2,024	$689	$852	$424	$5,650	$5,345	$3,989
Retail Partner Cards	1,764	1,815	1,869	2,131	1,881	1,754	912	1,770	1,527	789	1,441	1,682	7,579	6,317	5,439
North America (ex Cards)	3,096	3,120	3,126	3,296	3,276	2,999	3,101	2,460	2,470	2,003	2,069	1,795	12,638	11,836	8,337
Total GAAP Revenues	6,073	6,207	7,001	6,586	7,161	6,053	5,167	5,117	6,021	3,481	4,362	3,901	25,867	23,498	17,765
Net Impact of Credit Cards Securitization Activity (2)	421	386	515	387	646	769	1,687	824	968	1,482	952	733	1,709	3,926	4,135
Total Managed Revenues	$6,494	$6,593	$7,516	$6,973	$7,807	$6,822	$6,854	$5,941	$6,989	$4,963	$5,314	$4,634	$27,576	$27,424	$21,900

Net Credit Losses by Business
International	$485	$519	$643	$554	$652	$689	$726	$728	$817	$964	$956	$787	$2,201	$2,795	$3,524
Retail Partner Cards	351	364	371	553	483	565	646	760	901	872	867	845	1,639	2,454	3,485
North America (ex Cards)	563	586	728	1,047	1,502	1,719	2,104	2,537	2,799	3,308	3,089	2,980	2,924	7,862	12,176
Total GAAP NCLs	1,399	1,469	1,742	2,154	2,637	2,973	3,476	4,025	4,517	5,144	4,912	4,612	6,764	13,111	19,185
Impact of Credit Cards Securitization Activity (2)	531	499	512	501	711	725	812	862	1,057	1,278	1,137	1,118	2,043	3,110	4,590
Total Managed Net Credit Losses	$1,930	$1,968	$2,254	$2,655	$3,348	$3,698	$4,288	$4,887	$5,574	$6,422	$6,049	$5,730	$8,807	$16,221	$23,775

(1)

For Retail Partner Cards, the first quarter of 2008, the third quarter of 2008, the first quarter of 2009 and the fourth quarter of 2009 include releases of $30 million, $23 million, $213 million and approximately $275 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)	Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.
Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.
Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

Reclassified to conform to the current presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

International Key Indicators

Branches	1,384	1,394	1,401	1,402	1,232	1,103	1,084	1,067	799	744	606	540
Average Loans (in billions of dollars)	$35.3	$43.6	$48.1	$49.9	$49.8	$50.3	$47.7	$42.2	$39.3	$39.7	$38.8	$35.6

EOP Loans: (2)
Real Estate Lending	$9.4	$11.2	$11.6	$11.5	$12.0	$12.2	$11.0	$9.8	$9.2	$9.8	$9.5	$9.2
Cards	5.9	12.1	12.6	12.8	13.8	14.0	12.9	11.5	10.8	11.5	9.6	8.3
Commerical Markets	1.4	1.5	1.5	1.5	1.5	1.6	1.3	1.1	1.1	1.2	1.2	1.1
Personal and Other	19.1	22.3	23.2	22.9	23.8	22.9	20.7	19.7	17.3	17.0	16.2	13.7
EOP Loans (in billions of dollars)	$35.8	$47.1	$48.9	$48.7	$51.1	$50.7	$45.9	$42.1	$38.4	$39.5	$36.5	$32.3
Net Interest Revenue	$1,016	$1,104	$1,112	$994	$1,181	$1,111	$1,094	$777	$830	$689	$791	$521
As a % of Average Loans	11.67%	10.16%	9.17%	7.90%	9.54%	8.88%	9.12%	7.32%	8.57%	6.96%	8.09%	5.81%
Net Credit Losses	$484	$519	$643	$553	$652	$686	$725	$729	$818	$962	$957	$784
As a % of Average Loans	5.56%	4.77%	5.30%	4.40%	5.27%	5.49%	6.05%	6.87%	8.44%	9.72%	9.79%	8.74%
Loans 90+ Days Past Due	$750	$895	$912	$781	$903	$999	$1,047	$1,166	$1,380	$1,551	$1,465	$1,362
As a % of EOP Loans	2.09%	1.90%	1.87%	1.60%	1.77%	1.97%	2.28%	2.77%	3.59%	3.93%	4.01%	4.22%
Loans 30-89 Days Past Due	$1,316	$1,284	$3,161	$1,551	$1,626	$1,651	$1,684	$1,846	$1,964	$1,845	$1,733	$1,482
As a % of EOP Loans	3.68%	2.73%	6.46%	3.18%	3.18%	3.26%	3.67%	4.38%	5.11%	4.67%	4.75%	4.59%

North America Key Indicators - Retail Partner Cards (1)

EOP Open Accounts (in millions)	120.1	119.0	118.2	120.5	117.3	116.5	115.6	111.6	107.6	105.7	100.5	99.8
Purchase Sales (in billions of dollars)	$27.4	$32.3	$31.7	$35.3	$28.2	$31.9	$30.6	$29.5	$23.4	$26.7	$25.8	$26.9
Average Managed Loans (in billions of dollars) (2)
Securitized	$32.9	$32.4	$34.3	$30.7	$37.8	$37.3	$38.6	$36.5	$36.3	$38.5	$37.3	$36.3
Held for Sale	3.0	3.3	3.0	2.7	1.0	1.0	—	—	—	—	—	—
On Balance Sheet	28.1	28.2	28.5	35.8	31.0	30.7	30.8	32.0	30.0	25.0	25.0	24.5
Total	$64.0	$63.9	$65.8	$69.2	$69.8	$69.0	$69.4	$68.5	$66.3	$63.5	$62.3	$60.8

EOP Managed Loans (in billions of dollars) (2)	$63.1	$64.9	$67.6	$71.9	$68.7	$69.7	$69.4	$69.3	$64.0	$63.3	$61.1	$60.6

Managed Average Yield (3)	16.35%	16.27%	16.38%	15.58%	15.47%	15.41%	15.63%	15.64%	16.85%	17.81%	17.80%	17.87%
Managed Net Interest Revenue (4)	$2,084	$2,144	$2,254	$2,231	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271	$2,337	$2,234
As a % of Avg. Managed Loans	13.21%	13.46%	13.59%	12.79%	12.86%	13.15%	13.49%	13.24%	13.93%	14.34%	14.88%	14.58%

Managed Net Credit Losses	$882	$863	$883	$1,054	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150	$2,004	$1,963
As a % of Avg. Managed Loans	5.59%	5.42%	5.32%	6.04%	6.88%	7.52%	8.36%	9.42%	11.98%	13.58%	12.76%	12.81%
Managed Net Credit Margin (5)	$1,272	$1,315	$1,473	$1,438	$1,305	$1,204	$1,118	$937	$507	$90	$362	$427
As a % of Avg. Managed Loans	8.06%	8.25%	8.88%	8.24%	7.52%	7.02%	6.41%	5.44%	3.10%	0.57%	2.31%	2.79%
Managed Loans 90+ Days Past Due	$1,507	$1,415	$1,601	$1,831	$1,899	$1,982	$2,127	$2,630	$2,791	$2,590	$2,587	$2,681
As a % of EOP Managed Loans	2.39%	2.18%	2.37%	2.55%	2.76%	2.84%	3.06%	3.80%	4.36%	4.09%	4.23%	4.42%
Managed Loans 30-89 Days Past Due	$1,852	$1,881	$2,113	$2,255	$2,318	$2,262	$2,802	$3,077	$2,826	$2,749	$2,911	$2,674
As a % of EOP Managed Loans	2.94%	2.90%	3.13%	3.14%	3.37%	3.25%	4.04%	4.44%	4.42%	4.34%	4.76%	4.41%

(1)	Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.
Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues. See page 4 for a discussion of Managed-basis reporting.
Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances for all periods presented.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except branches)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

North America Key Indicators (ex Cards)

Branches	2,495	2,432	2,467	2,499	2,518	2,526	2,449	2,347	2,341	2,332	2,300	2,261
Average Loans (in billions of dollars)	$252.2	$259.9	$266.4	$276.7	$277.2	$273.5	$259.5	$256.0	$249.8	$241.2	$231.7	$222.9

EOP Loans (in billions of dollars)	$257.1	$262.9	$271.7	$277.5	$275.6	$260.6	$259.8	$251.7	$245.8	$236.2	$227.4	$218.5
Net Interest Revenue	$2,303	$2,333	$2,347	$2,340	$2,500	$2,590	$2,434	$1,978	$1,990	$1,685	$1,577	$1,500
As a % of Average Loans	3.70%	3.60%	3.50%	3.36%	3.63%	3.81%	3.73%	3.07%	3.23%	2.80%	2.70%	2.67%
Net Credit Losses	$563	$586	$728	$1,047	$1,502	$1,719	$2,104	$2,537	$2,799	$3,308	$3,089	$2,980
As a % of Average Loans	0.91%	0.90%	1.08%	1.50%	2.18%	2.53%	3.23%	3.94%	4.54%	5.50%	5.29%	5.30%
Loans 90+ Days Past Due (1)	$2,865	$3,184	$3,868	$4,635	$5,972	$6,771	$7,711	$9,221	$11,307	$11,728	$14,071	$14,414
As a % of EOP Loans	1.13%	1.23%	1.44%	1.69%	2.20%	2.65%	3.04%	3.76%	4.74%	5.16%	6.42%	6.89%
Loans 30-89 Days Past Due (1)	$4,294	$6,672	$7,225	$7,771	$7,448	$8,383	$9,085	$10,443	$9,268	$9,637	$10,048	$9,789
As a % of EOP Loans	1.69%	2.57%	2.69%	2.83%	2.74%	3.28%	3.59%	4.25%	3.88%	4.24%	4.59%	4.68%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$183.3	$190.3	$193.9	$200.6	$197.6	$192.1	$181.8	$177.1	$172.6	$166.2	$158.9	$152.7
EOP Loans (in billions of dollars)	$188.4	$192.7	$198.0	$200.2	$195.1	$184.1	$179.7	$174.1	$169.7	$162.2	$155.7	$149.5
Third Party Mortgage Servicing Portfolio (EOP, in billions)	$408.1	$418.1	$411.5	$439.8	$487.3	$496.8	$497.5	$500.3	$435.0	$404.4	$385.0	$364.6
Net Servicing & Gain/(Loss) on Sale	$(1.1)	$35.1	$109.1	$167.2	$37.4	$(322.4)	$(8.2)	$28.3	$(12.4)	$(183.9)	$(122.4)	$(150.2)
Net Interest Revenue on Loans	$1,066	$1,043	$1,014	$947	$1,086	$1,121	$1,031	$659	$753	$556	$500	$487
As a % of Avg. Loans	2.36%	2.20%	2.07%	1.87%	2.21%	2.35%	2.26%	1.48%	1.77%	1.34%	1.25%	1.27%
Net Credit Losses	$178	$217	$304	$488	$887	$1,091	$1,405	$1,669	$1,937	$2,436	$2,225	$2,062
As a % of Avg. Loans	0.39%	0.46%	0.62%	0.97%	1.81%	2.28%	3.07%	3.75%	4.55%	5.88%	5.56%	5.36%
Loans 90+ Days Past Due (1)	$1,486	$1,817	$2,370	$3,086	$4,410	$5,236	$6,025	$7,417	$9,437	$9,835	$12,035	$12,358
As a % of EOP Loans	0.80%	0.96%	1.22%	1.57%	2.31%	2.92%	3.48%	4.42%	5.80%	6.41%	8.16%	8.82%
Loans 30-89 Days Past Due (1)	$2,803	$5,087	$5,387	$5,733	$5,681	$6,523	$6,835	$7,914	$7,167	$7,421	$7,660	$7,293
As a % of EOP Loans	1.51%	2.69%	2.77%	2.91%	2.98%	3.64%	3.95%	4.71%	4.41%	4.83%	5.20%	5.21%

(1)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. Mortgage loans that are guaranteed by U.S.

Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $1.3 billion ($3.1 billion), $1.2 billion ($3.3 billion), $1.5 billion ($3.4 billion), $1.8 billion ($3.3 billion), $1.8 billion ($4.2 billion), $1.9 billion ($4.9 billion), $2.3 billion ($6.5 billion), $3.0 billion ($6.2 billion), $3.6 billion ($7.1 billion) and $4.3 billion ($8.7 billion), $4.9 billion ($8.3 billion) and $5.4 billion ($9.0 billion) as of March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $0.1 billion ($3.1 billion), $0.3 billion ($3.3 billion), $0.4 billion ($3.4 billion), $0.4 billion ($3.3 billion), $0.4 billion ($4.2 billion), $0.5 billion ($4.9 billion), $0.5 billion ($6.5 billion), $0.6 billion ($6.2 billion), $0.6 billion ($7.1 billion) and $0.7 billion ($8.7 billion), $0.8 billion ($8.3 billion) and $1.0 billion ($9.0 billion) as of March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

Reclassified to conform to the current presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 4 North America (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

KEY INDICATORS:

Auto Loans
Average Loans (in billions of dollars)	$16.6	$18.2	$19.1	$20.1	$21.2	$21.0	$20.1	$19.2	$18.0	$16.8	$15.6	$14.4
EOP Loans (in billions of dollars)	$17.7	$18.7	$19.5	$20.9	$21.4	$20.4	$19.7	$18.6	$17.3	$16.2	$15.0	$13.8
Net Interest Revenue on Loans	$343	$360	$365	$376	$395	$395	$376	$353	$314	$295	$284	$273
As a % of Avg. Loans	8.38%	7.93%	7.58%	7.42%	7.49%	7.57%	7.44%	7.31%	7.07%	7.04%	7.22%	7.52%
Net Credit Losses	$139	$101	$147	$208	$228	$196	$259	$359	$301	$238	$260	$283
As a % of Avg. Loans	3.40%	2.23%	3.05%	4.11%	4.33%	3.75%	5.13%	7.44%	6.78%	5.68%	6.61%	7.80%
Loans 90+ Days Past Due	$122	$176	$246	$285	$215	$265	$350	$345	$256	$241	$274	$270
As a % of EOP Loans	0.69%	0.94%	1.26%	1.36%	1.00%	1.30%	1.78%	1.85%	1.48%	1.49%	1.83%	1.96%
Loans 30-89 Days Past Due	$499	$667	$767	$901	$736	$928	$1,030	$1,215	$836	$1,022	$1,038	$1,139
As a % of EOP Loans	2.82%	3.57%	3.93%	4.31%	3.44%	4.55%	5.23%	6.53%	4.83%	6.31%	6.92%	8.25%

Student Loans
Average Loans (in billions of dollars)	$22.5	$20.9	$21.2	$22.0	$24.0	$24.9	$23.0	$25.7	$26.5	$26.6	$26.3	$26.3
EOP Loans (in billions of dollars)	$21.0	$20.1	$21.1	$22.3	$24.5	$21.4	$25.7	$25.6	$26.7	$26.6	$26.5	$26.3
Net Interest Revenue on Loans	$100	$104	$102	$96	$93	$124	$88	$49	$102	$61	$68	$76
As a % of Avg. Loans	1.80%	2.00%	1.91%	1.73%	1.56%	2.00%	1.52%	0.76%	1.56%	0.92%	1.03%	1.15%
Net Credit Losses	$4	$6	$8	$12	$13	$16	$18	$23	$20	$27	$26	$28
As a % of Avg. Loans	0.07%	0.12%	0.15%	0.22%	0.22%	0.26%	0.31%	0.36%	0.31%	0.41%	0.39%	0.42%
Loans 90+ Days Past Due	$879	$806	$776	$721	$796	$699	$662	$703	$829	$863	$860	$875
As a % of EOP Loans	4.19%	4.01%	3.68%	3.23%	3.25%	3.27%	2.58%	2.75%	3.10%	3.24%	3.25%	3.33%
Loans 30-89 Days Past Due	$673	$539	$617	$671	$582	$423	$567	$687	$661	$565	$679	$774
As a % of EOP Loans	3.20%	2.68%	2.92%	3.01%	2.38%	1.98%	2.21%	2.68%	2.48%	2.12%	2.56%	2.94%

Personal Loans & Other
Average Loans (in billions of dollars)	$15.8	$16.4	$17.4	$18.7	$19.3	$20.6	$22.7	$22.2	$21.3	$20.4	$19.8	$18.8
EOP Loans (in billions of dollars)	$15.9	$16.9	$18.1	$19.3	$19.4	$22.5	$23.0	$21.9	$20.6	$20.1	$19.3	$18.3
Net Interest Revenue on Loans	$653	$687	$729	$774	$785	$806	$816	$791	$713	$671	$672	$628
As a % of Avg. Loans	16.76%	16.80%	16.62%	16.42%	16.36%	15.74%	14.30%	14.17%	13.58%	13.19%	13.47%	13.25%
Net Credit Losses	$243	$262	$269	$334	$373	$414	$413	$474	$536	$568	$510	$513
As a % of Avg. Loans	6.24%	6.41%	6.13%	7.09%	7.77%	8.08%	7.24%	8.49%	10.21%	11.17%	10.22%	10.83%
Loans 90+ Days Past Due	$368	$365	$454	$519	$516	$515	$604	$685	$668	$616	$645	$556
As a % of EOP Loans	2.31%	2.16%	2.51%	2.69%	2.66%	2.29%	2.63%	3.13%	3.24%	3.06%	3.34%	3.04%
Loans 30-89 Days Past Due	$307	$371	$431	$447	$416	$448	$580	$541	$462	$476	$477	$438
As a % of EOP Loans	1.93%	2.20%	2.38%	2.32%	2.14%	1.99%	2.52%	2.47%	2.24%	2.37%	2.47%	2.39%

Commercial Real Estate
Average Loans (in billions of dollars)	$13.9	$14.2	$14.7	$15.3	$15.0	$15.0	$11.9	$11.7	$11.4	$11.2	$11.0	$10.7
EOP Loans (in billions of dollars)	$14.1	$14.5	$15.0	$14.8	$15.2	$12.1	$11.8	$11.5	$11.3	$11.1	$10.8	$10.6
Net Interest Revenue on Loans	$52	$51	$51	$55	$57	$62	$39	$35	$44	$30	$33	$34
As a % of Avg. Loans	1.52%	1.44%	1.38%	1.43%	1.53%	1.66%	1.30%	1.19%	1.57%	1.07%	1.19%	1.26%
Net Credit Losses	$—	$—	$—	$5	$2	$2	$10	$12	$6	$39	$67	$94
As a % of Avg. Loans	0.00%	0.00%	0.00%	0.13%	0.05%	0.05%	0.33%	0.41%	0.21%	1.40%	2.42%	3.49%
Loans 90+ Days Past Due	$10	$20	$22	$24	$36	$56	$69	$71	$117	$174	$257	$355
As a % of EOP Loans	0.07%	0.14%	0.15%	0.16%	0.24%	0.46%	0.58%	0.62%	1.04%	1.57%	2.38%	3.35%
Loans 30-89 Days Past Due	$12	$8	$23	$19	$34	$61	$73	$86	$142	$153	$194	$146
As a % of EOP Loans	0.09%	0.06%	0.15%	0.13%	0.22%	0.50%	0.62%	0.75%	1.26%	1.38%	1.80%	1.38%

Reclassified to conform to the current presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Net Interest Revenue	$363	$461	$691	$730	$678	$743	$651	$604	$989	$815	$542	$408	$2,245	$2,676	$2,754
Non-Interest Revenue	774	1,204	(3,692)	(19,127)	(15,432)	(7,325)	(7,541)	(12,077)	(5,523)	(1,191)	821	(121)	(20,841)	(42,375)	(6,014)
Total Revenues, Net of Interest Expense	1,137	1,665	(3,001)	(18,397)	(14,754)	(6,582)	(6,890)	(11,473)	(4,534)	(376)	1,363	287	(18,596)	(39,699)	(3,260)
Total Operating Expenses	177	225	224	333	272	240	184	197	216	189	213	206	959	893	824
Net Credit Losses	(2)	26	9	403	49	39	114	704	1,510	1,637	1,321	931	436	906	5,399
Credit Reserve Build / (Release)	99	(46)	107	159	164	218	517	1,778	32	(142)	(285)	(135)	319	2,677	(530)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	24	47	—	(68)	(70)	(34)	28	52	—	31	71	(172)	111
Provision for Loan Losses and for Benefits and Claims	97	(20)	140	609	213	189	561	2,448	1,570	1,547	1,036	827	826	3,411	4,980
Income (loss) from Continuing Operations before Taxes	863	1,460	(3,365)	(19,339)	(15,239)	(7,011)	(7,635)	(14,118)	(6,320)	(2,112)	114	(746)	(20,381)	(44,003)	(9,064)
Income Taxes (benefits)	338	623	(1,255)	(7,330)	(5,783)	(2,675)	(2,902)	(5,354)	(2,372)	(866)	56	(513)	(7,624)	(16,714)	(3,695)
Income (loss) from Continuing Operations	525	837	(2,110)	(12,009)	(9,456)	(4,336)	(4,733)	(8,764)	(3,948)	(1,246)	58	(233)	(12,757)	(27,289)	(5,369)
Net Income (loss) Attributable to Minority Interests	23	64	(8)	70	(23)	(5)	(12)	(165)	(1)	(48)	20	12	149	(205)	(17)
Net Income (Loss)	$502	$773	$(2,102)	$(12,079)	$(9,433)	$(4,331)	$(4,721)	$(8,599)	$(3,947)	$(1,198)	$38	$(245)	$(12,906)	$(27,084)	$(5,352)

EOP Assets (in billions of dollars)	$172	$193	$285	$328	$323	$276	$239	$219	$193	$180	$163	$136	$328	$219	$136

Reclassified to conform to the current presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2008	2009	2009	2008	2009	2009	2008		2009		2009
Assets:

Deposits with Banks (5)	$119,228	$190,269	$219,321	$745	$313	$352	2.49%		0.65%		0.64%
Fed Funds Sold and Resale Agreements (6)	206,264	211,546	225,066	1,399	728	677	2.70%		1.37%		1.19%
Trading Account Assets (7)	300,740	267,916	287,479	3,884	2,654	2,197	5.14%		3.93%		3.03%
Investments (1)	218,480	263,224	274,508	2,886	3,283	3,225	5.26%		4.95%		4.66%
Consumer Loans	483,720	450,193	442,803	11,116	9,449	9,075	9.14%		8.33%		8.13%
Corporate Loans	217,660	188,488	177,335	3,337	2,152	1,997	6.10%		4.53%		4.47%
Total Loans (net of Unearned Income) (8)	701,380	638,681	620,138	14,453	11,601	11,072	8.20%		7.21%		7.08%
Other Interest-Earning Assets	74,364	43,869	45,912	504	99	180	2.70%		0.90%		1.56%

Total Average Interest-Earning Assets	$1,620,456	$1,615,505	$1,672,424	$23,871	$18,678	$17,703	5.86%		4.59%		4.20%

Liabilities:

Deposits	$662,843	$695,397	$720,411	$4,080	$2,298	$2,160	2.45%		1.31%		1.19%
Fed Funds Purchased and Repurchase Agreements (6)	258,644	203,943	189,856	1,706	772	626	2.62%		1.50%		1.31%
Trading Account Liabilities (7)	62,807	60,635	71,698	193	43	69	1.22%		0.28%		0.38%
Short-Term Borrowings	190,067	139,459	131,341	678	350	297	1.42%		1.00%		0.90%
Long-Term Debt (9)	341,202	346,057	365,991	3,943	3,217	3,390	4.60%		3.69%		3.67%

Total Average Interest-Bearing Liabilities	$1,515,563	$1,445,491	$1,479,297	$10,600	$6,680	$6,542	2.78%		1.83%		1.75%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$13,271	$11,998	$11,161	3.26%		2.95%		2.65%

4Q09 Increase (Decrease) From							(61	)bps	(30	)bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $159 million for the 2008 fourth quarter,$387 million for the 2009 third quarter and $186 million for the 2009 fourth quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)	Average Rate % is calculated as annualized interest over average volumes.

(5)	Beginning with the fourth quarter of 2008, Deposits held with the Federal Reserve are interest-earning and are classified as Deposits with Banks.

(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively

(8)	Nonperforming loans are included in the average loan balances.

(9)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Citicorp Deposits by Business

Regional Consumer Banking
North America	$123.1	$123.9	$126.1	$125.3	$128.2	$126.0	$125.8	$129.5	$134.5	$143.0	$147.8	$146.7
EMEA	8.4	9.1	10.2	10.9	11.6	12.0	10.5	8.9	8.5	9.3	9.8	10.1
Latin America	35.3	39.3	38.8	40.8	41.1	41.6	38.7	35.3	35.3	36.7	36.5	41.4
Asia	87.8	88.2	90.9	95.9	98.7	96.7	89.6	86.8	84.2	89.2	94.2	94.5
Total	$254.6	$260.5	$266.0	$272.9	$279.6	$276.3	$264.6	$260.5	$262.5	$278.2	$288.3	$292.7

ICG
Securities and Banking	$170.7	$156.4	$188.4	$174.8	$168.2	$125.3	$112.3	$123.3	$124.7	$117.9	$120.5	$117.6
Transaction Services	226.6	256.4	261.7	278.6	279.7	281.7	307.9	290.9	276.4	309.5	321.9	324.1
Total	$397.3	$412.8	$450.1	$453.4	$447.9	$407.0	$420.2	$414.2	$401.1	$427.4	$442.4	$441.7

Total Citicorp	$651.9	$673.3	$716.1	$726.3	$727.5	$683.3	$684.8	$674.7	$663.6	$705.6	$730.7	$734.4

Citi Holdings Deposits

Brokerage and Asset Management	$39.5	$37.5	$37.2	$46.1	$54.1	$49.7	$52.8	$57.9	$58.6	$56.3	$59.7	$59.9
Local Consumer Lending	24.6	37.5	37.5	31.2	33.5	31.5	28.0	23.2	26.2	27.6	27.3	28.6

Total Citi Holdings	$64.1	$75.0	$74.7	$77.3	$87.6	$81.2	$80.8	$81.1	$84.8	$83.9	$87.0	$88.5

Corporate/Other Deposits	$8.4	$9.4	$8.1	$8.4	$0.3	$23.4	$14.7	$18.4	$14.3	$15.2	$14.9	$13.0

Deposits Related to Discontinued Operations	$14.1	$14.1	$14.0	$14.2	$15.8	$15.7	$—	$—	$—	$—	$—	$—

Total Citigroup Deposits	$738.5	$771.8	$812.9	$826.2	$831.2	$803.6	$780.3	$774.2	$762.7	$804.7	$832.6	$835.9

Reclassified to conform to the current presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except loan amounts in billions of dollars)

					Managed Loans 90+ Days Past Due (1) (2)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Citicorp
Total	$2,098	$2,213	$2,382	$2,731	$2,979	$3,153	$3,188	$3,467	$3,939	$4,323	$3,932	$4,070
Ratio	1.07%	1.07%	1.12%	1.21%	1.29%	1.35%	1.40%	1.57%	1.86%	1.98%	1.75%	1.81%

Retail Bank
Total	$377	$431	$490	$502	$629	$650	$622	$590	$700	$811	$740	$784
Ratio	0.43%	0.46%	0.49%	0.48%	0.57%	0.58%	0.58%	0.57%	0.69%	0.79%	0.69%	0.73%
North America	$21	$21	$25	$32	$38	$55	$53	$83	$99	$97	$92	$106
Ratio	0.10%	0.09%	0.10%	0.13%	0.13%	0.18%	0.17%	0.25%	0.29%	0.29%	0.27%	0.33%
EMEA	$21	$22	$25	$30	$33	$46	$35	$47	$58	$70	$62	$60
Ratio	0.45%	0.42%	0.43%	0.45%	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%	1.09%	1.15%
Latin America	$140	$192	$232	$229	$331	$310	$323	$239	$280	$360	$324	$382
Ratio	1.18%	1.37%	1.56%	1.44%	2.03%	1.79%	1.89%	1.52%	1.82%	2.18%	1.83%	2.10%
Asia	$195	$196	$208	$211	$227	$239	$211	$221	$263	$284	$262	$236
Ratio	0.39%	0.38%	0.39%	0.37%	0.39%	0.42%	0.40%	0.45%	0.57%	0.60%	0.52%	0.46%

Citi-Branded Cards
Total	$1,721	$1,782	$1,892	$2,229	$2,350	$2,503	$2,566	$2,877	$3,239	$3,512	$3,192	$3,286
Ratio	1.58%	1.59%	1.67%	1.83%	1.96%	2.06%	2.15%	2.46%	2.92%	3.06%	2.73%	2.80%
North America	$1,140	$1,102	$1,176	$1,416	$1,533	$1,578	$1,669	$2,000	$2,307	$2,366	$2,190	$2,371
Ratio	1.39%	1.33%	1.42%	1.61%	1.80%	1.87%	1.96%	2.35%	2.82%	2.84%	2.59%	2.82%
EMEA	$16	$14	$17	$22	$21	$20	$36	$37	$58	$99	$90	$85
Ratio	0.99%	0.72%	0.79%	0.87%	0.79%	0.65%	1.16%	1.33%	2.33%	3.54%	3.01%	2.82%
Latin America	$376	$457	$479	$552	$542	$630	$601	$566	$555	$697	$597	$553
Ratio	3.24%	3.60%	3.55%	3.78%	3.66%	4.01%	4.20%	4.68%	4.91%	5.76%	4.93%	4.46%
Asia	$189	$209	$220	$239	$254	$275	$260	$274	$319	$350	$315	$277
Ratio	1.42%	1.43%	1.44%	1.42%	1.47%	1.53%	1.55%	1.63%	2.07%	2.12%	1.85%	1.55%

Citi Holdings - Local Consumer Lending (3)	$5,122	$5,494	$6,381	$7,247	$8,774	$9,752	$10,885	$13,017	$15,478	$15,869	$18,123	$18,457
Ratio	1.45%	1.48%	1.66%	1.84%	2.24%	2.59%	2.95%	3.65%	4.54%	4.80%	5.72%	6.11%

International	$750	$895	$912	$781	$903	$999	$1,047	$1,166	$1,380	$1,551	$1,465	$1,362
Ratio	2.09%	1.90%	1.87%	1.60%	1.77%	1.97%	2.28%	2.77%	3.59%	3.93%	4.01%	4.22%
North America Retail Partner Cards	$1,507	$1,415	$1,601	$1,831	$1,899	$1,982	$2,127	$2,630	$2,791	$2,590	$2,587	$2,681
Ratio	2.39%	2.18%	2.37%	2.55%	2.76%	2.84%	3.06%	3.80%	4.36%	4.09%	4.23%	4.42%
North America (excluding Cards) (3)	$2,865	$3,184	$3,868	$4,635	$5,972	$6,771	$7,711	$9,221	$11,307	$11,728	$14,071	$14,414
Ratio	1.13%	1.23%	1.44%	1.69%	2.20%	2.65%	3.04%	3.76%	4.74%	5.16%	6.42%	6.89%

Total Citigroup (excluding Special Asset Pool) (3)	$7,220	$7,707	$8,763	$9,978	$11,753	$12,905	$14,073	$16,484	$19,417	$20,192	$22,055	$22,527
Ratio	1.32%	1.33%	1.47%	1.61%	1.89%	2.12%	2.36%	2.85%	3.51%	3.68%	4.07%	4.28%

(1)               The above information presents consumer credit information on a Managed basis. Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP delinquencies and those for Managed delinquencies. Prior quarters’ Managed delinquencies are included herein for comparative purposes to the 2010 first quarter delinquencies. Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses. The historical disclosures reflect the impact from credit card securitizations only. See pages 43 - 46 for reconciliations of managed measures to their most comparable GAAP measure.

(2)               The ratio of 90+ days past due is calculated based on end-of-period loans, net of unearned income.

(3)               The 90 Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies.  See Local Consumer Lending on page 29.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except loan amounts in billions of dollars)

					Managed Loans 30-89 Days Past Due (1) (2)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Citicorp
Total	$2,733	$2,880	$3,194	$3,459	$3,793	$3,942	$4,040	$4,456	$4,649	$4,326	$4,347	$4,252
Ratio	1.40%	1.39%	1.50%	1.53%	1.65%	1.69%	1.78%	2.01%	2.19%	1.99%	1.94%	1.89%

Retail Bank
Total	$759	$779	$831	$868	$1,047	$1,070	$1,014	$1,134	$1,111	$1,090	$1,019	$1,021
Ratio	0.87%	0.83%	0.84%	0.84%	0.95%	0.95%	0.94%	1.09%	1.10%	1.06%	0.95%	0.95%
North America	$21	$47	$56	$34	$50	$74	$59	$100	$92	$87	$82	$81
Ratio	0.10%	0.20%	0.22%	0.14%	0.17%	0.24%	0.19%	0.30%	0.27%	0.26%	0.24%	0.25%
EMEA	$74	$81	$102	$122	$136	$152	$165	$194	$213	$235	$230	$203
Ratio	1.61%	1.53%	1.75%	1.82%	1.97%	2.03%	2.29%	3.08%	3.87%	4.12%	4.04%	3.90%
Latin America	$245	$279	$294	$297	$326	$349	$332	$261	$290	$322	$299	$300
Ratio	2.06%	1.99%	1.97%	1.87%	2.00%	2.02%	1.94%	1.66%	1.88%	1.95%	1.69%	1.65%
Asia	$419	$372	$379	$415	$535	$495	$458	$579	$516	$446	$408	$437
Ratio	0.84%	0.72%	0.71%	0.73%	0.92%	0.87%	0.87%	1.18%	1.12%	0.94%	0.81%	0.85%

Citi-Branded Cards
Total	$1,974	$2,101	$2,363	$2,591	$2,746	$2,872	$3,026	$3,322	$3,538	$3,236	$3,328	$3,231
Ratio	1.82%	1.87%	2.08%	2.13%	2.29%	2.37%	2.54%	2.84%	3.19%	2.82%	2.85%	2.75%
North America	$1,281	$1,251	$1,438	$1,562	$1,609	$1,604	$1,855	$2,171	$2,337	$2,024	$2,213	$2,182
Ratio	1.56%	1.51%	1.74%	1.78%	1.89%	1.90%	2.18%	2.55%	2.86%	2.43%	2.61%	2.59%
EMEA	$55	$62	$77	$91	$84	$94	$102	$123	$131	$146	$155	$140
Ratio	3.42%	3.24%	3.67%	3.62%	3.10%	3.02%	3.30%	4.38%	5.24%	5.21%	5.17%	4.67%
Latin America	$360	$505	$556	$604	$693	$780	$738	$638	$683	$685	$593	$556
Ratio	3.10%	3.98%	4.12%	4.14%	4.68%	4.97%	5.16%	5.27%	6.04%	5.66%	4.90%	4.48%
Asia	$278	$283	$292	$334	$360	$394	$331	$390	$387	$381	$367	$353
Ratio	2.09%	1.94%	1.91%	1.99%	2.08%	2.19%	1.97%	2.32%	2.51%	2.31%	2.16%	1.97%

Citi Holdings - Local Consumer Lending (3)	$7,462	$9,837	$12,499	$11,577	$11,392	$12,296	$13,571	$15,366	$14,058	$14,231	$14,692	$13,945
Ratio	2.11%	2.65%	3.25%	2.93%	2.91%	3.27%	3.68%	4.31%	4.12%	4.31%	4.64%	4.62%

International	$1,316	$1,284	$3,161	$1,551	$1,626	$1,651	$1,684	$1,846	$1,964	$1,845	$1,733	$1,482
Ratio	3.68%	2.73%	6.46%	3.18%	3.18%	3.26%	3.67%	4.38%	5.11%	4.67%	4.75%	4.59%
North America Retail Partner Cards	$1,852	$1,881	$2,113	$2,255	$2,318	$2,262	$2,802	$3,077	$2,826	$2,749	$2,911	$2,674
Ratio	2.94%	2.90%	3.13%	3.14%	3.37%	3.25%	4.04%	4.44%	4.42%	4.34%	4.76%	4.41%
North America (excluding Cards) (3)	$4,294	$6,672	$7,225	$7,771	$7,448	$8,383	$9,085	$10,443	$9,268	$9,637	$10,048	$9,789
Ratio	1.69%	2.57%	2.69%	2.83%	2.74%	3.28%	3.59%	4.25%	3.88%	4.24%	4.59%	4.68%

Total Citigroup (excluding Special Asset Pool) (3)	$10,195	$12,717	$15,693	$15,036	$15,185	$16,238	$17,611	$19,822	$18,707	$18,557	$19,039	$18,197
Ratio	1.86%	2.20%	2.63%	2.42%	2.44%	2.66%	2.96%	3.43%	3.38%	3.39%	3.52%	3.46%

(1)               The above information presents consumer credit information on a Managed basis. Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP delinquencies and those for Managed delinquencies. Prior quarters’ Managed delinquencies are included herein for comparative purposes to the 2010 first quarter delinquencies. Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses. The historical disclosures reflect the impact from credit card securitizations only. See pages 43 - 46 for reconciliations of managed measures to their most comparable GAAP measure.

(2)               The ratio of 30-89 days past due is calculated based on end-of-period loans, net of unearned income.

(3)               The 30-89 Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies.  See Local Consumer Lending on page 29.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$8,940	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416	$8,940	$16,117	$29,616

Gross Credit (Losses)	(2,436)	(2,462)	(2,892)	(4,075)	(4,100)	(4,769)	(5,343)	(6,548)	(7,660)	(8,773)	(8,449)	(7,902)	(11,865)	(20,760)	(32,784)
Gross Recoveries	494	520	439	486	462	459	423	405	378	418	480	767	1,939	1,749	2,043
Net Credit (Losses) / Recoveries (NCL’s)	(1,942)	(1,942)	(2,453)	(3,589)	(3,638)	(4,310)	(4,920)	(6,143)	(7,282)	(8,355)	(7,969)	(7,135)	(9,926)	(19,011)	(30,741)
NCL’s	1,942	1,942	2,453	3,589	3,638	4,310	4,920	6,143	7,282	8,355	7,969	7,135	9,926	19,011	30,741
Net Reserve Builds / (Releases)	594	440	1,981	3,535	1,804	2,543	3,422	3,528	2,262	2,921	113	445	6,550	11,297	5,741
Net Specific Reserve Builds / (Releases)	13	—	147	196	135	130	601	2,500	371	957	689	261	356	3,366	2,278
Provision for Loan Losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	12,171	9,915	12,233	8,771	7,841	16,832	33,674	38,760
Other (3) (4)	(37)	431	219	(342)	201	(153)	(795)	(417)	(546)	359	(326)	(1,089)	271	(1,164)	(1,602)
Allowance for Loan Losses at End of Period (1) (2) (a)	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416	$36,033	$16,117	$29,616	$36,033

Allowance for Unfunded Lending Commitments (6) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957	$887	$947	$1,082	$1,074	$1,157	$1,250	$887	$1,157

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)	$(70)	$60	$135	$—	$49	$150	$(363)	$244

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,610	$11,481	$13,878	$17,367	$19,507	$21,884	$24,962	$30,503	$32,650	$37,022	$37,490	$37,190	$17,367	$30,503	$37,190

Total Allowance for Loan Losses as a Percentage of Total Loans	1.37%	1.40%	1.64%	2.07%	2.31%	2.78%	3.35%	4.27%	4.82%	5.60%	5.85%	6.09%

Allowance for Loan Losses at End of Period (1):
Citicorp	$4,135	$4,622	$4,983	$5,262	$5,877	$6,573	$7,090	$8,202	$9,088	$10,676	$10,956	$10,731
Citi Holdings	5,375	5,759	7,745	10,855	12,380	14,204	16,915	21,414	22,615	25,264	25,460	25,302
Total Citigroup	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416	$36,033

(1)               Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)               Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million, $2,760 million, $3,810 million, $4,587 million and $4,819 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)               Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)               The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)               Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

Reclassified to conform to the current presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 CONSUMER AND CORPORATE (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$6,058	$6,451	$7,270	$9,277	$12,493	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969	$28,420	$6,058	$12,493	$22,204

Net Credit (Losses) / Recoveries (NCL’s)	(1,963)	(1,997)	(2,422)	(2,887)	(3,538)	(3,948)	(4,598)	(5,077)	(5,711)	(6,607)	(6,428)	(6,060)	(9,269)	(17,161)	(24,806)
NCL’s	1,963	1,997	2,422	2,887	3,538	3,948	4,598	5,077	5,711	6,607	6,428	6,060	9,269	17,161	24,806
Net Reserve Builds / (Releases)	350	494	1,968	3,544	1,788	2,213	3,121	2,781	1,739	2,401	128	722	6,356	9,903	4,990
Net Specific Reserve Builds / (Releases)	35	(31)	16	15	(1)	33	112	734	560	1,002	765	295	35	878	2,622
Provision for Loan Losses	2,348	2,460	4,406	6,446	5,325	6,194	7,831	8,592	8,010	10,010	7,321	7,077	15,660	27,942	32,418
Other (3) (4)	8	356	23	(343)	172	(156)	(689)	(397)	(467)	530	(442)	(1,040)	44	(1,070)	(1,419)
Allowance for Loan Losses at End of Period (1) (2) (a)	$6,451	$7,270	$9,277	$12,493	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969	$28,420	$28,397	$12,493	$22,204	$28,397
Consumer Allowance for Unfunded Lending Commitments (5) (a)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6	$—	$—	$6
Provision for Unfunded Lending Commitments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(6)	$—	$—	$(6)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$6,451	$7,270	$9,277	$(343)	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969	$28,420	$28,403	$12,493	$(1,070)	$(1,413)

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans	1.31%	1.40%	1.74%	2.26%	2.62%	3.15%	3.83%	4.61%	5.29%	6.25%	6.44%	6.70%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,882	$3,059	$3,111	$3,451	$3,624	$3,805	$4,235	$4,919	$7,412	$7,667	$7,971	$7,996	$2,882	$3,624	$7,412

Net Credit (Losses) / Recoveries (NCL’s)	21	55	(31)	(702)	(100)	(362)	(322)	(1,066)	(1,571)	(1,748)	(1,541)	(1,075)	(657)	(1,850)	(5,935)
NCL’s	(21)	(55)	31	702	100	362	322	1,066	1,571	1,748	1,541	1,075	657	1,850	5,935
Net Reserve Builds / (Releases)	244	(54)	13	(9)	16	330	301	747	523	520	(15)	(277)	194	1,394	751
Net Specific Reserve Builds / (Releases)	(22)	31	131	181	136	97	489	1,766	(189)	(45)	(76)	(34)	321	2,488	(344)
Provision for Loan Losses	201	(78)	175	874	252	789	1,112	3,579	1,905	2,223	1,450	764	1,172	5,732	6,342
Other (3) (5)	(45)	75	196	1	29	3	(106)	(20)	(79)	(171)	116	(49)	227	(94)	(183)
Allowance for Loan Losses at End of Period (1) (b)	$3,059	$3,111	$3,451	$3,624	$3,805	$4,235	$4,919	$7,412	$7,667	$7,971	$7,996	$7,636	$3,624	$7,412	$7,636
Corporate Allowance for Unfunded Lending Commitments (5) (b)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957	$887	$947	$1,082	$1,074	$1,151	$1,250	$887	$1,151
Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)	$(70)	$60	$135	$—	$55	$150	$(363)	$250

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,159	$4,211	$4,601	$4,874	$5,055	$5,342	$5,876	$8,299	$8,614	$9,053	$9,070	$8,787	$4,874	$8,299	$8,787

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans	1.51%	1.39%	1.44%	1.61%	1.60%	1.91%	2.25%	3.48%	3.77%	4.11%	4.42%	4.56%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million, $2,760 million, $3,810 million, $4,587 million and $4,819 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

Reclassified to conform to the current presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009

Citicorp
Net Credit Losses	$542	$452	$701	$1,033	$941	$1,298	$1,330	$1,415	$1,251	$1,575	$1,734	$1,595	$2,728	$4,984	$6,155
Credit Reserve Build / (Release)	190	341	374	236	482	594	810	1,519	998	1,231	522	(36)	1,141	3,405	2,715
Consumer Banking
Net Credit Losses	$552	$477	$657	$732	$873	$993	$1,109	$1,093	$1,174	$1,406	$1,442	$1,388	$2,418	$4,068	$5,410
Credit Reserve Build / (Release)	53	333	334	205	455	391	516	729	686	619	356	158	925	2,091	1,819
North America Consumer Banking
Net Credit Losses	139	105	90	118	145	136	145	191	257	307	279	308	452	617	1,151
Credit Reserve Build / (Release)	(47)	165	(54)	46	172	125	(10)	178	253	149	54	71	110	465	527
Retail Banking
Net Credit Losses	14	23	16	19	24	27	36	58	56	88	78	88	72	145	310
Credit Reserve Build / (Release)	11	1	11	23	21	—	36	84	31	39	53	38	46	141	161
Citi-Branded Cards
Net Credit Losses	125	82	74	99	121	109	109	133	201	219	201	220	380	472	841
Credit Reserve Build / (Release)	(58)	164	(65)	23	151	125	(46)	94	222	110	1	33	64	324	366
EMEA Consumer Banking
Net Credit Losses	21	17	32	43	47	48	55	87	89	121	139	138	113	237	487
Credit Reserve Build / (Release)	51	10	24	11	16	15	33	11	72	158	67	10	96	75	307
Retail Banking
Net Credit Losses	13	8	21	29	30	30	36	63	60	74	84	84	71	159	302
Credit Reserve Build / (Release)	48	8	15	7	8	8	16	(8)	37	86	38	(25)	78	24	136
Citi-Branded Cards
Net Credit Losses	8	9	11	14	17	18	19	24	29	47	55	54	42	78	185
Credit Reserve Build / (Release)	3	2	9	4	8	7	17	19	35	72	29	35	18	51	171
Latin America Consumer Banking
Net Credit Losses	241	190	365	392	466	555	640	543	541	610	657	625	1,188	2,204	2,433
Credit Reserve Build / (Release)	8	159	224	113	237	157	301	421	166	156	141	(1)	504	1,116	462
Retail Banking
Net Credit Losses	19	(14)	61	80	100	129	147	113	112	138	114	149	146	489	513
Credit Reserve Build / (Release)	4	20	54	30	(16)	26	14	104	8	34	60	(34)	108	128	68
Citi-Branded Cards
Net Credit Losses	222	204	304	312	366	426	493	430	429	472	543	476	1,042	1,715	1,920
Credit Reserve Build / (Release)	4	139	170	83	253	131	287	317	158	122	81	33	396	988	394
Asia Consumer Banking
Net Credit Losses	151	165	170	179	215	254	269	272	287	368	367	317	665	1,010	1,339
Credit Reserve Build / (Release)	41	(1)	140	35	30	94	192	119	195	156	94	78	215	435	523
Retail Banking
Net Credit Losses	47	50	54	56	80	107	111	110	110	128	119	88	207	408	445
Credit Reserve Build / (Release)	35	7	45	—	6	53	32	38	103	52	(7)	42	87	129	190
Citi-Branded Cards
Net Credit Losses	104	115	116	123	135	147	158	162	177	240	248	229	458	602	894
Credit Reserve Build / (Release)	6	(8)	95	35	24	41	160	81	92	104	101	36	128	306	333

Institutional Clients Group (ICG)
Net Credit Losses	(10)	(25)	44	301	68	305	221	322	77	169	292	207	310	916	745
Credit Reserve Build / (Release)	137	8	40	31	27	203	294	790	312	612	166	(194)	216	1,314	896
Securities and Banking
Net Credit Losses	(12)	(24)	44	298	67	302	223	306	74	172	294	202	306	898	742
Credit Reserve Build / (Release)	136	14	40	60	26	195	297	773	314	604	171	(197)	250	1,291	892
Transaction Services
Net Credit Losses	2	(1)	—	3	1	3	(2)	16	3	(3)	(2)	5	4	18	3
Credit Reserve Build / (Release)	1	(6)	—	(29)	1	8	(3)	17	(2)	8	(5)	3	(34)	23	4

Total Citicorp Provision for Loan Losses	$732	$793	$1,075	$1,269	$1,423	$1,892	$2,140	$2,934	$2,249	$2,806	$2,256	$1,559	$3,869	$8,389	$8,870

Reclassified to conform to the current presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2007	2008	2009
Citi Holdings
Net Credit Losses	$1,399	$1,495	$1,750	$2,557	$2,695	$3,012	$3,590	$4,729	$6,027	$6,781	$6,234	$5,543	$7,201	$14,026	$24,585
Credit Reserve Build / (Release)	417	97	1,755	3,496	1,457	2,079	3,213	4,509	1,637	2,645	281	742	5,765	11,258	5,305
Brokerage and Asset Management
Net Credit Losses	2	—	(1)	—	9	—	—	—	—	—	1	—	1	9	1
Credit Reserve Build / (Release)	—	(1)	1	2	1	9	(3)	1	43	3	(11)	1	2	8	36
Local Consumer Lending
Net Credit Losses	1,399	1,469	1,742	2,154	2,637	2,973	3,476	4,025	4,517	5,144	4,912	4,612	6,764	13,111	19,185
Credit Reserve Build / (Release)	318	144	1,647	3,335	1,292	1,852	2,699	2,730	1,562	2,784	577	876	5,444	8,573	5,799
Special Asset Pool
Net Credit Losses	(2)	26	9	403	49	39	114	704	1,510	1,637	1,321	931	436	906	5,399
Credit Reserve Build / (Release)	99	(46)	107	159	164	218	517	1,778	32	(142)	(285)	(135)	319	2,677	(530)

Total Citi Holdings Provision for Loan Losses	$1,816	$1,592	$3,505	$6,053	$4,152	$5,091	$6,803	$9,238	$7,664	$9,426	$6,515	$6,285	$12,966	$25,284	$29,890

Total Citicorp Provision for Loan Losses from Prior Page	$732	$793	$1,075	$1,269	$1,423	$1,892	$2,140	$2,934	$2,249	$2,806	$2,256	$1,559	$3,869	$8,389	$8,870

Corporate / Other	1	(3)	1	(2)	2	—	—	(1)	2	1	—	(3)	(3)	1	—

Total Citigroup Provision for Loan Losses	$2,549	$2,382	$4,581	$7,320	$5,577	$6,983	$8,943	$12,171	$9,915	$12,233	$8,771	$7,841	$16,832	$33,674	$38,760

Reclassified to conform to the current presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$46	$122	$102	$291	$467	$544	$851	$2,660	$3,789	$3,499	$5,263	$5,621
EMEA	148	144	864	1,152	1,248	1,557	1,406	6,330	6,479	7,690	7,969	6,308
Latin America	153	174	139	119	68	74	125	229	300	230	416	569
Asia	108	105	97	103	160	40	357	513	639	1,013	1,128	1,047
Total	$455	$545	$1,202	$1,665	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	$14,776	$13,545

Consumer Non-Accrual Loans By Region (2)
North America	$2,489	$2,824	$3,746	$4,841	$5,618	$6,400	$7,941	$9,617	$11,687	$12,154	$14,609	$15,111
EMEA	717	908	827	696	775	856	904	948	1,128	1,356	1,314	1,159
Latin America	853	912	985	1,133	1,296	1,441	1,343	1,290	1,338	1,520	1,342	1,340
Asia	564	570	595	633	703	714	616	710	751	784	643	585
Total	$4,623	$5,214	$6,153	$7,303	$8,392	$9,411	$10,804	$12,565	$14,904	$15,814	$17,908	$18,195

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
ICG	$348	$219	$344	$510	$546	$487	$404	$337	$272	$258	$258	$838
Regional Consumer Banking	33	43	29	31	33	25	21	34	35	33	26	36
Brokerage and Asset Management	—	—	24	—	1	1	1	1	1	1	1	—
Local Consumer Lending	428	474	544	679	885	1,009	1,091	1,021	853	662	579	528
Special Asset Pool	—	—	—	—	—	—	—	—	—	1	5	87
Corporate/Other	9	7	3	8	88	88	85	40	41	14	15	11

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$818	$743	$944	$1,228	$1,553	$1,610	$1,602	$1,433	$1,202	$969	$884	$1,500

OREO By Region:
North America	$753	$680	$868	$1,168	$1,483	$1,528	$1,525	$1,349	$1,115	$789	$682	$1,294
EMEA	47	40	35	40	48	63	61	66	65	97	105	121
Latin America	14	19	14	17	19	17	14	16	20	29	40	45
Asia	4	4	27	3	3	2	2	2	2	54	57	40
Total	$818	$743	$944	$1,228	$1,553	$1,610	$1,602	$1,433	$1,202	$969	$884	$1,500

Other Repossessed Assets (4)	$77	$66	$86	$99	$107	$94	$81	$78	$78	$72	$76	$73

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$455	$545	$1,202	$1,665	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	$14,776	$13,545
Consumer Non-Accrual Basis Loans	4,623	5,214	6,153	7,303	8,392	9,411	10,804	12,565	14,904	15,814	17,908	18,195
Non-Accrual Loans (NAL)	5,078	5,759	7,355	8,968	10,335	11,626	13,543	22,297	26,111	28,246	32,684	31,740
OREO	818	743	944	1,228	1,553	1,610	1,602	1,433	1,202	969	884	1,500
Other Repossessed Assets	77	66	86	99	107	94	81	78	78	72	76	73
Non-Accrual Assets (NAA)	$5,973	$6,568	$8,385	$10,295	$11,995	$13,330	$15,226	$23,808	$27,391	$29,287	$33,644	$33,313

NAL as a % of Total Loans	0.73%	0.78%	0.95%	1.15%	1.31%	1.56%	1.89%	3.21%	3.97%	4.40%	5.25%	5.37%
NAA as a % of Total Assets	0.30%	0.30%	0.36%	0.47%	0.55%	0.63%	0.74%	1.23%	1.50%	1.58%	1.78%	1.79%

Allowance for Loan Losses as a % of NAL	187%	180%	173%	180%	177%	179%	177%	133%	121%	127%	111%	114%

(1)       Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)  Excludes SOP 3-03 purchased distressed loans.

(3)  Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)  Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)  There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$11	$11	$74	$78	$77	$124	$201	$469	$794	$822	$1,265	$1,442
EMEA	12	12	69	91	100	124	115	504	548	1,752	1,472	1,137
Latin America	46	52	41	36	21	22	37	68	89	80	150	285
Asia	88	86	84	84	152	37	279	412	504	504	413	374
Total	$157	$161	$268	$289	$350	$307	$632	$1,453	$1,935	$3,158	$3,300	$3,238

Consumer Non-Accrual Loans By Region (2)
North America	$241	$185	$170	$235	$241	$247	$71	$119	$154	$177	$262	$207
EMEA	154	155	145	147	152	150	155	129	174	170	251	228
Latin America	836	894	964	1,112	1,285	1,429	1,331	1,281	1,331	1,512	1,310	1,300
Asia	214	218	232	286	317	332	246	300	345	410	309	308
Total	$1,445	$1,452	$1,511	$1,780	$1,995	$2,158	$1,803	$1,829	$2,004	$2,269	$2,132	$2,043

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
ICG	$348	$219	$344	$510	$546	$487	$404	$337	$272	$258	$258	$838
Regional Consumer Banking	33	43	29	31	33	25	21	34	35	33	26	36

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$381	$262	$373	$541	$579	$512	$425	$371	$307	$291	$284	$874

OREO By Region:
North America	$371	$239	$356	$521	$558	$494	$410	$354	$286	$193	$173	$786
EMEA	1	—	—	—	—	—	—	—	—	16	15	13
Latin America	14	19	14	17	18	16	13	15	19	28	39	35
Asia	4	4	3	3	3	2	2	2	2	54	57	40
Total	$390	$262	$373	$541	$579	$512	$425	$371	$307	$291	$284	$874

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$157	$161	$268	$289	$350	$307	$632	$1,453	$1,935	$3,158	$3,300	$3,238
Consumer Non-Accrual Basis Loans	1,445	1,452	1,511	1,780	1,995	2,158	1,803	1,829	2,004	2,269	2,132	2,043
Non-Accrual Loans (NAL)	1,602	1,613	1,779	2,069	2,345	2,465	2,435	3,282	3,939	5,427	5,432	5,281
OREO	381	262	373	541	579	512	425	371	307	291	284	874
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$1,983	$1,875	$2,152	$2,610	$2,924	$2,977	$2,860	$3,653	$4,246	$5,718	$5,716	$6,155

NAA as a % of Total Assets	0.15%	0.13%	0.14%	0.20%	0.23%	0.24%	0.23%	0.34%	0.42%	0.54%	0.53%	0.54%

Allowance for Loan Losses as a % of NAL	258%	287%	280%	254%	251%	267%	291%	250%	231%	197%	202%	203%

N/A    Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 40) for Total Citigroup balances.

(1)             Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)             Excludes SOP 3-03 purchased distressed loans.

(3)             Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)             Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)             There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$35	$111	$28	$213	$390	$420	$650	$2,191	$2,995	$2,677	$3,998	$4,179
EMEA	136	132	795	1,061	1,148	1,433	1,291	5,826	5,931	5,938	6,497	5,171
Latin America	107	122	98	83	47	52	88	161	211	150	266	284
Asia	20	19	13	19	8	3	78	101	135	509	715	673
Total	$298	$384	$934	$1,376	$1,593	$1,908	$2,107	$8,279	$9,272	$9,274	$11,476	$10,307

Consumer Non-Accrual Loans By Region (2)
North America	$2,248	$2,639	$3,576	$4,606	$5,377	$6,153	$7,870	$9,498	$11,533	$11,977	$14,347	$14,904
EMEA	563	753	682	549	623	706	749	819	954	1,186	1,063	931
Latin America	17	18	21	21	11	12	12	9	7	8	32	40
Asia	350	352	363	347	386	382	370	410	406	374	334	277
Total	$3,178	$3,762	$4,642	$5,523	$6,397	$7,253	$9,001	$10,736	$12,900	$13,545	$15,776	$16,152

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$24	$—	$1	$1	$1	$1	$1	$1	$1	$—
Local Consumer Lending	428	474	544	679	885	1,009	1,091	1,021	853	662	579	528
Special Asset Pool	—	—	—	—	—	—	—	—	—	1	5	87

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$428	$474	$568	$679	$886	$1,010	$1,092	$1,022	$854	$664	$585	$615

OREO By Region:
North America	$382	$434	$509	$639	$837	$946	$1,030	$955	$788	$582	$494	$497
EMEA	46	40	35	40	48	63	61	66	65	81	90	108
Latin America	—	—	—	—	1	1	1	1	1	1	1	10
Asia	—	—	24	—	—	—	—	—	—	—	—	—
Total	$428	$474	$568	$679	$886	$1,010	$1,092	$1,022	$854	$664	$585	$615

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$298	$384	$934	$1,376	$1,593	$1,908	$2,107	$8,279	$9,272	$9,274	$11,476	$10,307
Consumer Non-Accrual Basis Loans	3,178	3,762	4,642	5,523	6,397	7,253	9,001	10,736	12,900	13,545	15,776	16,152
Non-Accrual Loans (NAL)	3,476	4,146	5,576	6,899	7,990	9,161	11,108	19,015	22,172	22,819	27,252	26,459
OREO	428	474	568	679	886	1,010	1,092	1,022	854	664	585	615
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$3,904	$4,620	$6,144	$7,578	$8,876	$10,171	$12,200	$20,037	$23,026	$23,483	$27,837	$27,074

NAA as a % of Total Assets	0.59%	0.66%	0.77%	0.92%	1.07%	1.33%	1.73%	3.08%	3.84%	4.03%	5.01%	5.56%

Allowance for Loan Losses as a % of NAL	155%	139%	139%	157%	155%	155%	152%	113%	102%	111%	93%	96%

N/A	Not Available at the Citi Holdings level. See “Non-Performing Assets - Page 1” (on page 34) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 1 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.

Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues.  See page 4 for a discussion of Managed-basis reporting.

Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses.

The historical disclosures reflect the impact from credit card securitizations only.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$108.4	$109.6	$111.5	$116.0	$119.4	$120.7	$120.0	$115.2	$112.5	$112.7	$114.4	$115.9
Impact from Credit Card Securitizations	(65.5)	(66.1)	(67.8)	(70.0)	(69.3)	(72.0)	(72.0)	(71.0)	(68.4)	(69.6)	(70.8)	(69.7)
Average Loans	$42.9	$43.5	$43.7	$46.0	$50.1	$48.7	$48.0	$44.2	$44.1	$43.1	$43.6	$46.2

EOP Managed Loans - as disclosed	$108.7	$112.3	$113.5	$121.6	$119.8	$121.4	$119.2	$116.9	$110.9	$114.7	$116.8	$117.4
Impact from Credit Card Securitizations	(67.7)	(67.7)	(70.7)	(70.6)	(71.7)	(72.5)	(71.9)	(70.4)	(69.2)	(71.7)	(71.9)	(72.6)
EOP Loans	$41.0	$44.6	$42.8	$51.0	$48.1	$48.9	$47.3	$46.5	$41.7	$43.0	$44.9	$44.8

Managed Average Yield - as disclosed	13.94%	14.30%	14.47%	14.15%	13.90%	13.97%	14.10%	13.77%	14.44%	14.21%	14.15%	13.70%
Impact from Credit Card Securitizations	1.92%	2.76%	2.67%	3.02%	3.29%	4.11%	3.82%	2.75%	1.88%	2.11%	2.02%	2.03%
Average Yield	15.86%	17.06%	17.14%	17.17%	17.19%	18.08%	17.92%	16.52%	16.32%	16.32%	16.17%	15.73%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	9.62%	10.31%	10.43%	10.17%	10.39%	11.06%	11.12%	10.84%	12.12%	11.80%	11.47%	10.99%
Impact from Credit Card Securitizations	2.22%	3.67%	3.43%	3.62%	3.58%	4.19%	3.70%	3.00%	1.88%	3.48%	3.43%	3.12%
Net Interest Revenue as a % of Avg. Loans	11.84%	13.98%	13.86%	13.79%	13.97%	15.25%	14.82%	13.84%	14.00%	15.28%	14.90%	14.11%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	4.03%	3.91%	4.24%	4.51%	5.12%	5.81%	6.30%	6.92%	8.40%	10.02%	10.14%	9.27%
Impact from Credit Card Securitizations	1.03%	1.27%	0.92%	1.63%	1.14%	1.63%	2.06%	2.53%	3.74%	4.02%	3.67%	4.41%
Net Credit Losses as a % of Avg. Loans	5.06%	5.18%	5.16%	6.14%	6.26%	7.44%	8.36%	9.45%	12.14%	14.04%	13.81%	13.68%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	9.90%	10.14%	10.12%	11.49%	9.97%	9.32%	8.47%	7.44%	7.07%	4.37%	4.24%	4.84%
Impact from Credit Card Securitizations	16.28%	15.92%	16.47%	17.21%	13.19%	12.18%	6.44%	8.93%	11.05%	8.84%	7.59%	7.18%
Net Credit Margin as a % of Avg. Loans	26.18%	26.06%	26.59%	28.70%	23.16%	21.50%	14.91%	16.37%	18.12%	13.21%	11.83%	12.02%

Managed Loans 90+ Days Past Due - as disclosed	$1,721	$1,782	$1,892	$2,229	$2,350	$2,503	$2,566	$2,877	$3,239	$3,512	$3,192	$3,286
Impact from Credit Card Securitizations	(1,016)	(957)	(1,036)	(1,186)	(1,360)	(1,404)	(1,492)	(1,725)	(2,008)	(2,109)	(1,940)	(2,121)
Loans 90+ Days Past Due	$705	$825	$856	$1,043	$990	$1,099	$1,074	$1,152	$1,231	$1,403	$1,252	$1,165

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.58%	1.59%	1.67%	1.83%	1.96%	2.06%	2.15%	2.46%	2.92%	3.06%	2.73%	2.80%
Impact from Credit Card Securitizations	0.14%	0.26%	0.33%	0.22%	0.10%	0.19%	0.12%	0.02%	0.03%	0.20%	0.06%	(0.20)%
Loans 90+ Days Past Due as a % of EOP Loans	1.72%	1.85%	2.00%	2.05%	2.06%	2.25%	2.27%	2.48%	2.95%	3.26%	2.79%	2.60%

Managed Loans 30-89 Days Past Due - as disclosed	$1,974	$2,101	$2,363	$2,591	$2,746	$2,872	$3,026	$3,322	$3,538	$3,236	$3,328	$3,231
Impact from Credit Card Securitizations	(1,137)	(1,084)	(1,279)	(1,309)	(1,428)	(1,426)	(1,650)	(1,871)	(2,041)	(1,784)	(1,958)	(1,914)
Loans 30-89 Days Past Due	$837	$1,017	$1,084	$1,282	$1,318	$1,446	$1,376	$1,451	$1,497	$1,452	$1,370	$1,317

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	1.82%	1.87%	2.08%	2.13%	2.29%	2.37%	2.54%	2.84%	3.19%	2.82%	2.85%	2.75%
Impact from Credit Card Securitizations	0.22%	0.41%	0.45%	0.39%	0.45%	0.59%	0.37%	0.28%	0.39%	0.55%	0.20%	0.19%
Loans 30-89 Days Past Due as a % of EOP Loans	2.04%	2.28%	2.53%	2.52%	2.74%	2.96%	2.91%	3.12%	3.58%	3.37%	3.05%	2.94%

Reclassified to conform to the current presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 2 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.

Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues.  See page 4 for a discussion of Managed-basis reporting.

Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending  — Retail Partner Cards businesses.

The historical disclosures reflect the impact from credit card securitizations only.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

For Page 11 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	11.99%	12.01%	12.28%	11.97%	11.27%	10.95%	11.38%	11.73%	12.86%	12.57%	12.64%	12.05%
Impact from Credit Card Securitizations	(2.58)%	(2.00)%	(2.26)%	(1.05)%	(1.09)%	(1.34)%	(1.00)%	(1.79)%	(1.73)%	(1.92)%	(1.67)%	(1.56)%
Average Yield	9.41%	10.01%	10.02%	10.92%	10.18%	9.61%	10.38%	9.94%	11.13%	10.65%	10.97%	10.49%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	11.99%	12.01%	12.28%	11.97%	11.27%	10.95%	11.38%	11.73%	12.86%	12.57%	12.64%	12.05%
Impact from Credit Card Securitizations	(6.18)%	(5.23)%	(6.11)%	(5.09)%	(4.40)%	(4.15)%	(3.71)%	(3.27)%	(2.32)%	1.73%	0.92%	(0.34)%
Net Interest Revenue as a % of Avg. Loans	5.81%	6.78%	6.17%	6.88%	6.87%	6.80%	7.67%	8.46%	10.54%	14.30%	13.56%	11.71%

Managed Net Credit Losses	$744	$740	$760	$869	$1,001	$1,152	$1,232	$1,386	$1,692	$2,056	$2,077	$1,947
Impact from Credit Card Securitizations	(619)	(658)	(686)	(770)	(880)	(1,043)	(1,123)	(1,253)	(1,491)	(1,837)	(1,876)	(1,727)
Net Credit Losses	$125	$82	$74	$99	$121	$109	$109	$133	$201	$219	$201	$220

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	3.64%	3.64%	3.69%	4.13%	4.74%	5.46%	5.81%	6.57%	8.27%	10.08%	9.98%	9.30%
Impact from Credit Card Securitizations	(0.73)%	(1.52)%	(1.58)%	(1.21)%	(1.64)%	(2.04)%	(2.28)%	(2.47)%	(2.67)%	(2.86)%	(3.20)%	(2.77)%
Net Credit Losses as a % of Avg. Loans	2.91%	2.12%	2.11%	2.92%	3.10%	3.42%	3.53%	4.10%	5.60%	7.22%	6.78%	6.53%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.10%	6.82%	7.35%	7.19%	6.81%	5.89%	5.27%	5.14%	4.82%	1.86%	1.89%	2.06%
Impact from Credit Card Securitizations	29.51%	30.51%	38.25%	36.44%	28.11%	27.03%	6.36%	17.92%	22.84%	17.02%	13.96%	10.27%
Net Credit Margin as a % of Avg. Loans	36.61%	37.33%	45.60%	43.63%	34.92%	32.92%	11.63%	23.06%	27.66%	18.88%	15.85%	12.33%

Managed Loans 90+ Days Past Due - as disclosed	$1,140	$1,102	$1,176	$1,416	$1,533	$1,578	$1,669	$2,000	$2,307	$2,366	$2,190	$2,371
Impact from Credit Card Securitizations	(1,016)	(957)	(1,036)	(1,186)	(1,360)	(1,404)	(1,492)	(1,725)	(2,008)	(2,109)	(1,940)	(2,121)
Loans 90+ Days Past Due	$124	$145	$140	$230	$173	$174	$177	$275	$299	$257	$250	$250

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.39%	1.33%	1.42%	1.61%	1.80%	1.87%	1.96%	2.35%	2.82%	2.84%	2.59%	2.82%
Impact from Credit Card Securitizations	(0.54)%	(0.39)%	(0.24)%	(0.27)%	(0.50)%	(0.43)%	(0.61)%	(0.50)%	(0.44)%	(0.63)%	(0.64)%	(0.65)%
Loans 90+ Days Past Due as a % of EOP Loans	0.85%	0.94%	1.18%	1.34%	1.30%	1.44%	1.35%	1.85%	2.38%	2.21%	1.95%	2.17%

Managed Loans 30-89 Days Past Due - as disclosed	$1,281	$1,251	$1,438	$1,562	$1,609	$1,604	$1,855	$2,171	$2,337	$2,024	$2,213	$2,182
Impact from Credit Card Securitizations	(1,137)	(1,084)	(1,279)	(1,309)	(1,428)	(1,426)	(1,650)	(1,871)	(2,041)	(1,784)	(1,958)	(1,914)
Loans 30-89 Days Past Due	$144	$167	$159	$253	$181	$178	$205	$300	$296	$240	$255	$268

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	1.56%	1.51%	1.74%	1.78%	1.89%	1.90%	2.18%	2.55%	2.86%	2.43%	2.61%	2.59%
Impact from Credit Card Securitizations	(0.57)%	(0.43)%	(0.40)%	(0.30)%	(0.52)%	(0.43)%	(0.61)%	(0.52)%	(0.50)%	(0.37)%	(0.62)%	(0.26)%
Loans 30-89 Days Past Due as a % of EOP Loans	0.99%	1.08%	1.34%	1.48%	1.37%	1.47%	1.57%	2.03%	2.36%	2.06%	1.99%	2.33%

Reclassified to conform to the current presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 3 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs.

Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues.  See page 4 for a discussion of Managed-basis reporting.

Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending  — Retail Partner Cards businesses.

The historical disclosures reflect the impact from credit card securitizations only.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

For Page 28 - Citi Holdings — Local Consumer Lending (page 2):
North America - Retail Partner Cards Key Indicators

EOP Managed Loans - as disclosed	$63.1	$64.9	$67.6	$71.9	$68.7	$69.7	$69.4	$69.3	$64.0	$63.3	$61.1	$60.6
Impact from Credit Card Securitizations	(35.5)	(38.1)	(38.3)	(40.6)	(40.9)	(40.6)	(38.1)	(37.5)	(39.1)	(39.3)	(37.9)	(40.4)
EOP Loans	$27.6	$26.8	$29.3	$31.3	$27.8	$29.1	$31.3	$31.8	$24.9	$24.0	$23.2	$20.2

Managed Average Yield - as disclosed	16.35%	16.27%	16.38%	15.58%	15.47%	15.41%	15.63%	15.64%	16.85%	17.81%	17.80%	17.87%
Impact from Credit Card Securitizations	1.36%	1.06%	0.89%	1.59%	(1.80)%	0.25%	(0.42)%	0.19%	0.17%	2.23%	3.46%	1.95%
Average Yield	17.71%	17.33%	17.27%	17.17%	13.67%	15.66%	15.21%	15.83%	17.02%	20.04%	21.26%	19.82%

Managed Net Interest Revenue - as disclosed	$2,084	$2,144	$2,254	$2,231	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271	$2,337	$2,234
Impact from Credit Card Securitizations	(1,099)	(1,174)	(1,283)	(1,004)	(1,484)	(1,357)	(1,481)	(1,322)	(1,393)	(1,455)	(1,431)	(1,420)
Net Interest Revenue	$985	$970	$971	$1,227	$748	$899	$873	$957	$884	$816	$906	$814

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.21%	13.46%	13.59%	12.79%	12.86%	13.15%	13.49%	13.24%	13.93%	14.34%	14.88%	14.58%
Impact from Credit Card Securitizations	1.00%	0.34%	(0.08)%	0.84%	(3.16)%	(1.32)%	(2.20)%	(1.34)%	(2.02)%	(1.20)%	(0.45)%	(1.40)%
Net Interest Revenue as a % of Avg. Loans	14.21%	13.80%	13.51%	13.63%	9.70%	11.83%	11.29%	11.90%	11.91%	13.14%	14.43%	13.18%

Managed Net Credit Losses — as disclosed	$882	$863	$883	$1,054	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150	$2,004	$1,963
Impact from Credit Card Securitizations	(531)	(499)	(512)	(501)	(711)	(725)	(812)	(862)	(1,057)	(1,278)	(1,137)	(1,118)
Net Credit Losses	$351	$364	$371	$553	$483	$565	$646	$760	$901	$872	$867	$845

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	5.59%	5.42%	5.32%	6.04%	6.88%	7.52%	8.36%	9.42%	11.98%	13.58%	12.76%	12.81%
Impact from Credit Card Securitizations	(0.53)%	(0.24)%	(0.16)%	0.10%	(0.62)%	(0.08)%	0.00%	0.03%	0.16%	0.46%	1.05%	0.87%
Net Credit Losses as a % of Avg. Loans	5.06%	5.18%	5.16%	6.14%	6.26%	7.44%	8.36%	9.45%	12.14%	14.04%	13.81%	13.68%

Managed Net Credit Margin - as disclosed	$1,272	$1,315	$1,473	$1,438	$1,305	$1,204	$1,118	$937	$507	$90	$362	$427
Impact from Credit Card Securitizations	120	122	7	122	73	(38)	(868)	47	90	(210)	186	386
Net Credit Margin	$1,392	$1,437	$1,480	$1,560	$1,378	$1,166	$250	$984	$597	$(120)	$548	$813

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	8.06%	8.25%	8.88%	8.24%	7.52%	7.02%	6.41%	5.44%	3.10%	0.57%	2.31%	2.79%
Impact from Credit Card Securitizations	12.03%	12.18%	11.71%	9.09%	10.34%	8.33%	(3.17)%	6.78%	4.95%	(2.43)%	6.42%	10.37%
Net Credit Margin as a % of Avg. Loans	20.09%	20.43%	20.59%	17.33%	17.86%	15.35%	3.24%	12.22%	8.05%	(1.86)%	8.73%	13.16%

Managed Loans 90+ Days Past Due - as disclosed	$1,507	$1,415	$1,601	$1,831	$1,899	$1,982	$2,127	$2,630	$2,791	$2,590	$2,587	$2,681
Impact from Credit Card Securitizations	(869)	(783)	(898)	(1,043)	(1,183)	(1,133)	(1,157)	(1,404)	(1,664)	(1,515)	(1,536)	(1,670)
Loans 90+ Days Past Due	$638	$632	$703	$788	$716	$849	$970	$1,226	$1,127	$1,075	$1,051	$1,011

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.39%	2.18%	2.37%	2.55%	2.76%	2.84%	3.06%	3.80%	4.36%	4.09%	4.23%	4.42%
Impact from Credit Card Securitizations	(0.08)%	0.18%	0.03%	(0.03)%	(0.18)%	0.07%	0.04%	0.06%	0.17%	0.38%	0.31%	0.58%
Loans 90+ Days Past Due as a % of EOP Loans	2.31%	2.36%	2.40%	2.52%	2.58%	2.91%	3.10%	3.86%	4.53%	4.47%	4.54%	5.00%

Managed Loans 30-89 Days Past Due - as disclosed	$1,852	$1,881	$2,113	$2,255	$2,318	$2,262	$2,802	$3,077	$2,826	$2,749	$2,911	$2,674
Impact from Credit Card Securitizations	(976)	(961)	(1,121)	(1,170)	(1,332)	(1,229)	(1,474)	(1,593)	(1,625)	(1,623)	(1,732)	(1,642)
Loans 30-89 Days Past Due	$876	$920	$992	$1,085	$986	$1,033	$1,328	$1,484	$1,201	$1,126	$1,179	$1,032

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	2.94%	2.90%	3.13%	3.14%	3.37%	3.25%	4.04%	4.44%	4.42%	4.34%	4.76%	4.41%
Impact from Credit Card Securitizations	0.24%	0.54%	0.26%	0.33%	0.18%	0.30%	0.20%	0.23%	0.41%	0.35%	0.33%	0.69%
Loans 30-89 Days Past Due as a % of EOP Loans	3.18%	3.44%	3.39%	3.47%	3.55%	3.55%	4.24%	4.67%	4.83%	4.69%	5.09%	5.10%

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4 (In millions of dollars)

Tangible common equity (TCE), as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes. TCE and the TCE Ratio are non-GAAP financial measures.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009

Tangible Book Value Per Share (page 1):

Total Common Equity	$120,932	$127,003	$126,762	$113,447	$108,684	$108,981	$98,638	$70,966	$69,688	$78,001	$140,530	$152,388
Less:
Goodwill - as reported	34,229	39,080	39,798	41,053	43,471	42,386	39,662	27,132	26,410	25,578	25,423	25,392
Intangible Assets (Other than MSRs) - as reported	10,498	12,903	13,694	14,307	16,229	15,608	15,118	14,159	13,612	10,098	8,957	8,714

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	—	—	—	—	—	1,162	—	—	3,618	3,856	—

Goodwill and Intangible Assets - recorded as Assets Held for Sale	—	—	—	—	—	—	—	—	—	—	1,377	—
Related Net Deferred Taxes	(1,741)	(1,741)	(1,741)	(1,741)	(3,088)	(1,802)	(1,802)	(1,382)	(1,254)	(1,296)	(1,381)	68
Tangible Common Equity	$77,946	$76,761	$75,011	$59,828	$52,072	$52,789	$44,498	$31,057	$30,920	$40,003	$102,298	$118,214
Common Shares Outstanding, at period end	4,946.4	4,974.6	4,981.1	4,994.6	5,249.8	5,445.4	5,449.5	5,450.1	5,512.8	5,507.7	22,863.9	28,483.3
Tangible Book Value Per Share	$15.76	$15.43	$15.06	$11.98	$9.92	$9.69	$8.17	$5.70	$5.61	$7.26	$4.47	$4.15

Reclassified to conform to the current presentation.